As filed with the Securities and Exchange Commission
                               on March 4, 2010


                                                               File Nos. 2-48227
                                                                        811-2383

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 97                X


                                     and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940


                               Amendment No. 75                       X


                       ALLIANCEBERNSTEIN BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105
                    (Name and address of agent for service)

                          Copies of communications to:
                               KATHLEEN K. CLARKE
                              Seward & Kissel LLP
                            1200 G Street, N.W., Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)


/_/  immediately upon filing pursuant to paragraph (b)
/X/  on March 8, 2010 pursuant to paragraph (b)
/_/  60 days after filing pursuant to paragraph (a)(1)
/_/  on (date) pursuant to paragraph (a)(1)
/_/  75 days after filing pursuant to paragraph (a)(2)
/_/  on (date) pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 97 relates solely to the Class 2, Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Multi-Asset Inflation Strategy. No information in the Registrant's Registration Statement relating to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Intermediate Bond Portfolio, the Class 1, Class 2, Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Bond Inflation Strategy and Class 1, Class 2, Class A, Class C and Advisor Class shares, as applicable, of the AllianceBernstein Municipal Bond Inflation Strategy is amended or superseded.

PROSPECTUS  |  March 8, 2010

The AllianceBernstein Inflation Strategies

      (Shares Offered-Exchange Ticker Symbol)

      AllianceBernstein Multi-Asset Inflation Strategy

       (Class A-AMTAX; Class C-ACMTX; Advisor Class-AMTYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                             [LOGO GRAPHIC OMITTED]

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

TABLE OF CONTENTS
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                                                                            Page

SUMMARY INFORMATION......................................................... 1

      AllianceBernstein Multi-Asset Inflation Strategy...................... 1

ADDITIONAL INFORMATION ABOUT THE STRATEGY' RISKS AND INVESTMENTS............ 6

INVESTING IN THE STRATEGY................................................... 16

      How to Buy Shares..................................................... 16

      The Different Share Class Expenses.................................... 17

      Sales Charge Reduction Programs....................................... 18

      CDSC Waivers and Other Programs....................................... 20

      The "Pros" and "Cons" of Different Share Classes...................... 21

      Payments to Financial Advisors and Their Firms........................ 21

      How to Exchange Shares................................................ 23

      How to Sell or Redeem Shares.......................................... 23

      Frequent Purchases and Redemptions of Strategy Shares................. 24

      How the Strategy Values Its Shares.................................... 26

MANAGEMENT OF THE STRATEGY.................................................. 27

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................... 29

GENERAL INFORMATION......................................................... 31

FINANCIAL HIGHLIGHTS........................................................ 32

APPENDIX A - BOND RATINGS................................................... 33

APPENDIX B - HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION................ 36

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AllianceBernstein Multi-Asset Inflation Strategy
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Strategy's investment objective is to maximize real return over inflation.

FEES AND EXPENSES OF THE STRATEGY


This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategy--Sales Charge Reduction Programs on page 18 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 83 of the Strategy's Statement of Additional Information ("SAI").


Shareholder Fees (fees paid directly from your investment)


                                                                      Advisor
                                Class A Shares     Class C Shares   Class Shares
                                --------------     --------------   -----------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)        4.25%              None           None

Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)        None              1.00%*          None

Exchange Fee                         None               None           None


Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                             Class A   Class C   Advisor Class
                                             -------   -------   -------------
Management Fees                                .75%      .75%             .75%
Distribution and/or
  Service (12b-1) Fees                         .30%     1.00%             None
Other Expenses:
  Transfer Agent                               .07%      .07%             .07%
  Other Expenses                               .82%      .82%             .82%
                                              -----     -----            -----
Total Other Expenses(a)                        .89%      .89%             .89%
                                              -----     -----            -----
Total Annual Strategy Operating
  Expenses Before Waiver                      1.94%     2.64%            1.64%
                                              =====     =====            =====
Fee Waiver and/or Expense Reimbursement(b)   (.89)%    (.89)%           (.89)%
                                              -----     -----            -----
Total Annual Strategy Operating
  Expenses After Fee Waiver and/or
  Expense Reimbursement                       1.05%     1.75%             .75%
                                              =====     =====            =====

* For Class C shares, the contingent deferred sales charge or CDSC is 0% after the first year.

(a) Total other expenses are based on estimated amounts for the current fiscal year.

(b) The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the fee percentages reflected in the table or cause the total of the payments to exceed the Strategy's total initial offering expenses. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011 and may be terminated thereafter by either party upon 60 days'prior written notice.


Examples


The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        Class A        Class C      Advisor Class
                        -------        -------      -------------


After 1 Year             $528            $278            $77
After 3 Years            $926            $736            $430

You would pay the following expenses if you did not redeem your shares at the end of period:

                        Class A        Class C      Advisor Class
                        -------        -------      -------------

After 1 Year             $528            $178            $77
After 3 Years            $926            $736            $430


Portfolio Turnover

The Strategy will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance.

PRINCIPAL STRATEGIES



The Strategy seeks to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities ("TIPS") and similar bonds issued by governments outside of the U.S., commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate). The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selection securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy's investments in real estate equity securities will include Real Estate Investment Trusts ("REITs"), other real-estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. Dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. Dollar-denominated securities although it may hedge the exposure under certain circumstances.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Strategy intends to use leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy. The Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets.



The Strategy is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS

      o Market Risk: The value of the Strategy's assets will fluctuate as the equity, commodity and bond markets fluctuate. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Commodity Risk: Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy's investments.


      o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.


      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Strategy's investments or reduce its returns.

      o Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved.


      o Diversification Risk: The Strategy may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy's NAV.


      o Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION


No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

Employee             Length of Service      Title
--------------------------------------------------------------------------------


Drew W. Demakis      Since 2010             Senior Vice President of the Adviser

Joshua B. Lisser     Since 2010             Senior Vice President of the Adviser

Teresa Marziano      Since 2010             Senior Vice President of the Adviser

Jonathan E. Ruff     Since 2010             Senior Vice President of the Adviser

Greg J. Wilensky     Since 2010             Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums

--------------------------------------------------------------------------------
                                     Initial                Subsequent
--------------------------------------------------------------------------------
Class A/Class C Shares, including     $2,500                    $50
traditional IRAs and Roth IRAs
--------------------------------------------------------------------------------
Automatic Investment Program        No minimum                  $50
                                                 If initial minimum investment
                                                 is less than $2,500, then $200
                                                 monthly until account balance
                                                 reaches $2,500
--------------------------------------------------------------------------------
Advisor Class Shares (only             None                    None
available to fee-based programs
or through other limited
arrangements)
--------------------------------------------------------------------------------



You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc. P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE STRATEGY'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the investment practices and related risks of the Strategy. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Strategy's investment practices and additional information about the Strategy's risks and investments can be found in the Strategy's SAI.

Derivatives
The Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Strategy's investment (in some cases, the potential loss is unlimited).

The Strategy's investments in derivatives may include, but are not limited to, the following:

o Forward Contracts-- A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Strategy's investments in forward contracts may include the following:

      - Forward Currency Exchange Contracts. The Strategy may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". The Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts-- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


o Options-- An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. In purchasing an option on an underlying asset, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying asset increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid. The Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategy's investments in options include the following:





      - Options on Securities. The Strategy may purchase or write a put or call option on securities. The Strategy will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Strategy does not exercise an option, the premium it paid for the option will be lost. The Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options. The Strategy may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Strategy may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, the Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

            If the Strategy purchases or writes privately negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.


      - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


      - Options on Foreign Currencies. The Strategy may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Strategy may forfeit the entire amount of the premium plus related transaction costs. The Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


o Swap Transactions-- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). The Strategy's investments in swap transactions include the following:

      - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually is entitled to receive.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

            There is no limit on the amount of interest rate transactions that may be entered into by the Strategy. The value of these transactions will fluctuate based on changes in interest rates.

            Interest rate swap, swaptions, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Strategy's portfolio or to protect against an increase in the price of securities the Strategy anticipates purchasing at a later date.

      - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

      - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Strategy may be either the buyer or seller in the transaction. If the Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Strategy coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If the Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

      - Currency Swaps. The Strategy may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.

o     Other Derivatives and Strategies--


      - Commodity-Linked Derivative Instruments. The Strategy may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity, such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.


            As described below under "Investments in Wholly-Owned Subsidiary," the Strategy may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The Subsidiary may also invest directly in commodities.


            The Internal Revenue Service ("IRS") issued a revenue ruling that limits the extent to which the Strategy may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Dividends, Distributions and Taxes" below for further information.


      - Structured Instruments. As part of its investment program and to maintain greater flexibility, the Strategy may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

            Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. The prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time. Structured instruments may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial; possibly all of the principal is at risk.

            The Strategy may invest in a particular type of structured instrument sometimes referred to as "structured notes" because the term of these notes may be structured by the issuer and the purchaser of the note. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Strategy economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Strategy may receive more or less principal than it originally invested. The Strategy might receive interest payments on the note that are more or less than the stated coupon interest payments.

      - Currency Transactions. The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Strategy to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current Securities and Exchange Commission ("Commission") guidelines, the Strategy limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Strategy has valued the securities. If the Strategy invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


Inflation-Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

Investments in Wholly-Owned Subsidiary


Investments in the Subsidiary are expected to provide the Strategy with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the "Code") and recent IRS revenue rulings. The IRS issued a revenue ruling that limits the extent to which the Strategy may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitations. See "Dividends, Distributions and Taxes" below for further information.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Strategy may enter into these commodity-linked derivative instruments directly, the Strategy will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Strategy's investments in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Strategy invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus. While the Subsidiary is expected to obtain its commodities exposure through derivatives transactions, it may in the future hold physical commodities.


While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Strategy and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Strategy.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Strategy may experience difficulty in valuing such securities and, in turn, the Strategy's assets.




Investment in Other Investment Companies
The Strategy may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Strategy intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Strategy acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. The Strategy may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loan Participations
The Strategy may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between the Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

The success of the Strategy may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Mortgage-Related and Other Asset-Backed Securities
The Strategy may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Strategy may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Strategy's yield to maturity from these securities.

The Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Strategy may invest in other asset-backed securities that have been offered to investors.



The Strategy may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.


Real Estate Investment Trusts
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategy, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.


Repurchase Agreements and Buy/Sell Back Transactions
The Strategy may enter into repurchase agreements in which the Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls
The Strategy may enter into reverse repurchase agreements and dollar rolls, subject to the Strategy's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Strategy and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements and dollar rolls may create leverage risk for the Strategy. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.



Short Sales
The Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When the Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain. Although the Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit the Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued. The Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Strategy and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

Structured Securities and Basket Securities
The Strategy may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Strategy's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which the Strategy may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.


Unrated Securities
The Strategy may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Strategy to a degree comparable to that of rated securities that are consistent with the Strategy's objective and policies.


Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Investments in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Strategy. These factors may affect the liquidity of the Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Strategy's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                           Hong Kong                   Poland
Argentina                         Hungary                     Qatar
Belize                            India                       Romania
Brazil                            Indonesia                   Russia
Bulgaria                          Israel                      Singapore
Chile                             Jamaica                     Slovakia
China                             Jordan                      Slovenia
Colombia                          Kazakhstan                  South Africa
Costa Rica                        Lebanon                     South Korea
Cote D'Ivoire                     Malaysia                    Taiwan
Croatia                           Mexico                      Thailand
Czech Republic                    Morocco                     Trinidad & Tobago
Dominican Republic                Nigeria                     Tunisia
Ecuador                           Pakistan                    Turkey
Egypt                             Panama                      Ukraine
El Salvador                       Peru                        Uruguay
Guatemala                         Philippines                 Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
The Strategy may invest a substantial portion of its assets in securities denominated in, and receiving revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Strategy may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Strategy's NAV to fluctuate.

Preferred Stock
The Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Leverage


Utilization of leverage, which is usually considered speculative, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares and the relatively greater effect on the NAV of the shares. So long as the Strategy is able to realize a net return on its investment portfolio that is higher than the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher current net investment income than if the Strategy were not leveraged. If the carrying costs of leveraged transactions approach the net return on the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV. In an extreme case, if the Strategy's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments, thereby reducing its NAV. The Subsidiary may also use leverage for investment transactions with similar risks. The Strategy will be exposed to these risks through its investments in the Subsidiary.


Future Developments
The Strategy may take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objective and Policies
The Board of Directors of AllianceBernstein Bond Fund, Inc. (the "Board") may change the Strategy's investment objective without shareholder approval. The Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. Unless otherwise noted, all other investment policies of the Strategy may be changed without shareholder approval.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Strategy may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities. While the Strategy is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings
A description of the Strategy's policies and procedures with respect to the disclosure of the Strategy's portfolio securities is available in the Strategy's SAI.

INVESTING IN THE STRATEGY
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This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Strategy that are offered in this Prospectus. The Strategy offers five classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Only Class A shares offer Quantity Discounts on sales charges, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES

The purchase of the Strategy's shares is priced at the next determined NAV after your order is received in proper form.

Class A and Class C Shares

You may purchase the Strategy's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategy's principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchase Minimums and Maximums
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Minimums:*                      Maximum Individual Purchase Amount:

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Initial:         $ 2,500        Class A shares               None

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Subsequent:      $    50        Class C shares               $1,000,000
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* Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

The Strategy's SAI has more detailed information about who may purchase and hold Advisor Class shares.




Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans
Special eligibility rules apply to these type of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o     Traditional and Roth IRAs (the minimums listed in the table above apply);

o     SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy ("group retirement plans") with assets of $1,000,000 or more;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o     AllianceBernstein-sponsored group retirement plans;

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Strategy.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information


The Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number. The Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If the Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


The Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

General
ABI may refuse any order to purchase shares. The Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

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                           WHAT IS A RULE 12b-1 FEE?


          A Rule 12b-1 fee is a fee deducted from the Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Strategy's fee table included in Summary Information section above.


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Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees Strategy has adopted a plan under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is up to:

                                                     Distribution and/or Service
                                                        (Rule 12b-1) Fee (As a
                                                       Percentage of Aggregate
                                                      Average Daily Net Assets)
--------------------------------------------------------------------------------
Class A                                                                 0.30%

Class C                                                                 1.00%

Advisor Class                                                           None


Because these fees are paid out of the Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Because higher fees mean a higher expense ratio, Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.


Class C Shares - Asset-Based Sales Charge Alternative


You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


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                          HOW IS THE CDSC CALCULATED?


          The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed
          (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
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Advisor Class Shares - Fee-Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.



SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Strategy or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights - Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Strategy's SAI.

          ------------------------------------------------------------
            You Can Reduce Sales Charges When Buying Class A Shares.
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Breakpoints or Quantity Discounts Offered by the Strategy
The Strategy offers investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of the Strategy is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:



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                                   Initial Sales Charge
                                   --------------------
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                               As % of               As % of
                              Net Amount            Offering
Amount Purchased               Invested               Price
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Up to $100,000                    4.44%                 4.25%
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$100,000 up to $250,000           3.36%                 3.25%
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$250,000 up to $500,000           2.30%                 2.25%
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$500,000 up to $1,000,000         1.78%                 1.75%
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$1,000,000 and above              0.00%                 0.00%
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Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in the Strategy with the value of existing investments in the Strategy, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Strategies and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of the Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of the Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Strategies, by:

      o an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

      o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

      o     the employee benefit plans of a single employer; or

      o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Strategy offers a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Strategy or any AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Strategy will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Strategy or other AllianceBernstein Mutual Funds held in:

      o all of the shareholder's accounts at the Strategy or a financial intermediary;

      o     any account of the shareholder at another financial intermediary;
            and

      o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege as described below.

Class A Shares - Purchases Not Subject to Sales Charges
The Strategy may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

      o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

      o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

      o plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

      o certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell the Strategy's shares, and employees of the Adviser.

Please see the Strategy's SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

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         Here Are Some Ways To Avoid Or Minimize Charges On Redemption.
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CDSC Waivers
The Strategy will waive the CDSCs on redemptions of shares in the following circumstances, among others:

      o     permitted exchanges of shares;

      o     following the death or disability of a shareholder;

      o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

      o if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

      o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Strategy under the Strategy's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program


The Automatic Investment Program allows investors to purchase shares of the Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above.


Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan
The Strategy offers a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Strategy account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to the minimum initial and subsequent investment amounts.


You should consult your financial advisor for assistance in choosing a class of Strategy shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Strategy. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategy. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategy may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

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                       WHAT IS A FINANCIAL INTERMEDIARY?

          A financial intermediary is a firm that receives
          compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
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All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.



ABI may pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.


In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

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      Your financial advisor's firm receives compensation from the Strategy, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      -     upfront sales commissions;
      -     Rule 12b-1 fees;
      -     additional distribution support;
      -     defrayal of costs for educational seminars and training; and
      - payments related to providing shareholder recordkeeping and/or transfer agency services.

   Please read the Prospectus carefully for information on this compensation.

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Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategy and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategy--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategy--Annual Strategy Operating Expenses" above.

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If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategy, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

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As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


      AIG Advisor Group
      Ameriprise Financial Services
      AXA Advisors
      Bank of America
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Commonwealth Financial Network
      Donegal Securities
      Financial Network Investment Company
      ING Financial Partners
      LPL Financial Corporation
      Merrill Lynch
      Morgan Stanley Smith Barney
      Multi-Financial Securities Corporation
      Northwestern Mutual Investment Services
      PrimeVest Financial Services
      Raymond James
      RBC Capital Markets Corporation
      Robert W. Baird
      UBS AG
      UBS Financial Services
      Wells Fargo Advisors
      Wells Fargo Investments


Although the Strategy may use brokers and dealers that sell shares of the Strategy to effect portfolio transactions, the Strategy does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategy may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES


You may "redeem" your shares (i.e., sell your shares to the Strategy) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

Selling Shares Directly to the Strategy
By Mail:

o Send a signed letter of instruction or stock power, along with certificates, to:

                 AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

o     For certified or overnight deliveries, send to:

                 AllianceBernstein Investor Services, Inc.
                 8000 IH 10 W, 4th floor
                 San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

o For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Strategy nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

o If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Strategy account per day.


o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES


The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategy will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

If the Strategy invests significantly in foreign securities, it may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV. While there is no assurance, the Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategy may be adversely affected by price arbitrage.


Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategy should be made for investment purposes only. The Strategy will seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Strategy, through its agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategy may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


      o Account Blocking Procedures. If the Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.


      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategy applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategy has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If the Strategy detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGY VALUES ITS SHARES
The Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategy values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Strategy uses fair value pricing, it may take into account any factors it deems appropriate. The Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

MANAGEMENT OF THE STRATEGY
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INVESTMENT ADVISER
The Strategy's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2009 totaling approximately $496 billion (of which approximately $76 billion represented assets of investment companies). As of December 31, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 42 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising approximately 99 separate investment portfolios, currently have approximately 3.5 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Strategy. For these advisory services, the Strategy will pay the Adviser a fee at an annualized rate of .75% of the Strategy's average net assets. The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in the "Fees and Expenses of the Strategy" at the beginning of the Prospectus. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the net fee percentages set forth in the "Fees and Expenses of the Strategy" or cause the total of the payments to exceed the Strategy's total initial offering expenses.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategy. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategy. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategy. When two or more of the clients of the Adviser (including the Strategy) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Strategy's portfolios are made by the Adviser's Multi-Asset Inflation Strategy Team. The Multi-Asset Inflation Strategy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategy's investments.

The following table lists the senior members of the Multi-Asset Inflation Strategy Team with the responsibility for day-to-day management of the Strategy's portfolio, the year that each person assumed joint and primary responsibility for the Strategy, and each person's principal occupation during the past five years:

                                              Principal Occupation During
Employee; Length of Service; Title              the Past Five (5) Years
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Drew W. Demakis; since 2010; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser and      with which he has been associated in a
Chief Investment Officer of Global     substantially similar capacity to his
Diversified Strategies                 current position as a portfolio manager
                                       since prior to 2005.

Joshua B. Lisser; since 2010;          Senior Vice President of the Adviser,
Senior Vice President of the           with which he has been associated in a
Adviser and Chief Investment           substantially similar capacity to his
Officer of Index Strategies            current position as a portfolio manager
                                       since prior to 2005.

Teresa Marziano; since 2010; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser and      with which she has been associated in a
Chief Investment Officer of Global     substantially similar capacity to her
Real Estate Investments                current position as a portfolio manager
                                       since prior to 2005.

Jonathan E. Ruff; since 2010;          Senior Vice President of the Adviser,
Senior Vice President                  with which he has been associated
of the Adviser and                     in a substantially similar capacity
Director of Dynamic Asset              to his current position as a portfolio
Allocation Strategies                  manager since prior to 2005.

Greg J. Wilensky; since 2010;          Senior Vice President of the Adviser,
Senior Vice President of the           with which he has been associated in a
Adviser and Director of Stable         substantially similar capacity to his
Value Investments                      current position as a portfolio manager
                                       since prior to 2005.


Additional information about the portfolio managers may be found in the Strategy's SAI.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit-Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Strategy.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategy often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategy, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategy, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategy." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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The Strategy's income dividends and capital gains distributions, if any, declared by the Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

While it is the intention of the Strategy to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Strategy will pay any dividends or realize any capital gains. The final determination of the amount of the Strategy's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Strategy, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to the Strategy's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by the Strategy as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Strategy. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by the Strategy are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Strategy will notify you as to how much of the Strategy's distributions, if any, qualify for these reduced tax rates.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Strategy's gross income. Due to original issue discount, each affected Strategy may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Strategy to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.


Investment income received by the Strategy from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Strategy is liable for foreign income taxes withheld at the source, the Strategy intends, if possible, to operate so as to meet the requirements to "pass through" to the Strategy's shareholders for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Strategy will be able to do so, and Strategies that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Strategy may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if the Strategy realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Strategy. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Strategy derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the Strategy's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10% of its gross income.

However, certain subsequent IRS private letter rulings indicate that income derived from the Strategy's investment in its Subsidiary should constitute qualifying income to the Strategy, even if the Subsidiary itself owns commodity-linked derivatives. The Strategy will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and will receive an opinion of counsel that such investments should constitute qualifying income. In addition, the Strategy will seek a private letter ruling from the IRS confirming that income derived from the Strategy's investment in the Subsidiary will constitute qualifying income to the Strategy.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategy's SAI for information on how you will be taxed as a result of holding shares in the Strategy.

GENERAL INFORMATION
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Under unusual circumstances, the Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategy reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategies, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
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Financial highlights information is not available because the Strategy has not yet commenced operations.

APPENDIX A
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BOND RATINGS
Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
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HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The settlement agreement between the Adviser and the New York State Attorney General requires the Strategy to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategy" in this Prospectus, about the effect of the Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Strategy is the same as stated under "Fees and Expenses of the Strategy". If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                        Hypothetical   Investment                 Hypothetical
         Hypothetical   Performance       After     Hypothetical     Ending
Year      Investment      Earnings       Returns      Expenses*    Investment
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   1     $ 10,000.00    $   478.75     $ 10,053.75  $   530.56    $ 9,948.19
   2        9,948.19        497.41       10,445.60      202.64     10,242.96
   3       10,242.96        512.15       10,755.11      208.65     10,546.46
   4       10,546.46        527.32       11,073.78      214.83     10,858.95
   5       10,858.95        542.95       11,401.90      221.20     11,180.70
   6       11,180.70        559.04       11,739.74      227.75     11,511.99
   7       11,511.99        575.60       12,087.59      234.50     11,853.09
   8       11,853.09        592.65       12,445.74      241.45     12,204.29
   9       12,204.29        610.21       12,814.50      248.60     12,565.90
  10       12,565.90        628.30       13,194.20      255.97     12,938.23
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TOTAL                   $ 5,524.38                  $ 2,586.15

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategy" before fee waiver.

For more information about the Strategy, the following documents are available upon request:

o     Statement of Additional Information (SAI)

The Strategy has an SAI, which contains more detailed information about the Strategy, including its operations and investment policies. The Strategy's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Strategy, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618


On the Internet:  www.AllianceBernstein.com


Or you may view or obtain these documents from the Commission:

o Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Strategy are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Strategy on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-2383

                 PROSPECTUS  |  March 8, 2010


                 The AllianceBernstein Inflation Strategies


                 (Shares Offered-Exchange Ticker Symbol)

                   AllianceBernstein Multi-Asset Inflation Strategy
                    (Class A-AMTAX; Class R-AMTRX; Class K-AMTKX; Class I-AMTIX)





     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             [LOGO GRAPHIC OMITTED]


Investment Products Offered


o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page

SUMMARY INFORMATION..........................................................1

   AllianceBernstein Multi-Asset Inflation Strategy..........................1

ADDITIONAL INFORMATION ABOUT THE STRATEGY' RISKS AND INVESTMENTS.............6

INVESTING IN THE STRATEGY....................................................16

   How to Buy Shares.........................................................16

   The Different Share Class Expenses........................................16

   Distribution Arrangements for Group Retirement Plans......................17

   Payments to Financial Advisors............................................18

   How to Exchange Shares....................................................19

   How to Sell or Redeem Shares..............................................19

   Frequent Purchases and Redemptions of Strategy Shares.....................20

   How the Strategy Values Its Shares........................................21

MANAGEMENT OF THE STRATEGY...................................................23

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................25

GENERAL INFORMATION..........................................................27

FINANCIAL HIGHLIGHTS.........................................................28

APPENDIX A - BOND RATINGS....................................................29

APPENDIX B - HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.................32

SUMMARY INFORMATION
--------------------------------------------------------------------------------
AllianceBernstein Multi-Asset Inflation Strategy
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Strategy's investment objective is to maximize real return over inflation.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

Shareholder Fees (fees paid directly from your investment)

                                     Class A Shares     Class R Shares     Class K Shares     Class I Shares
                                    ---------------     ---------------    ---------------    ---------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)        None               None               None               None

Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)        None*              None               None               None

Exchange Fee                         None               None               None               None


Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                                Class A       Class R       Class K     Class I
                                                                -------       -------       -------     -------


Management Fees                                                   .75%          .75%         .75%         .75%
Distribution and/or
   Service (12b-1) Fees                                           .30%          .50%         .25%         None
Other Expenses:
   Transfer Agent                                                 .07%          .26%         .20%         .12%
   Other Expenses                                                 .82%          .82%         .82%         .82%
                                                                -------       -------       -------     -------

Total Other Expenses(a)                                           .89%         1.08%         1.02%        .94%
                                                                -------       -------       -------     -------

Total Annual Strategy Operating Expenses Before Waiver           1.94%         2.33%         2.02%       1.69%
                                                                =======       =======       =======     =======
Fee Waiver and/or Expense Reimbursement(b)                       (.89)%       (1.08)%       (1.02)%      (.94)%
                                                                -------       -------       -------     -------
Total Annual Strategy Operating Expenses After Fee Waiver
  and/or Expense Reimbursement                                   1.05%         1.25%         1.00%        .75%
                                                                =======       =======       =======     =======

* In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.
(a) Total other expenses are based on estimated amounts for the current fiscal year.
(b) The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the fee percentages reflected in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011 and may be terminated thereafter by either party upon 60 days'prior written notice.


Examples


The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        Class A        Class R         Class K         Class I
                        ------------------------------------------------------


After 1 Year             $107            $127            $102            $77
After 3 Years            $523            $624            $535            $441


Portfolio Turnover

The Strategy will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance.

PRINCIPAL STRATEGIES


The Strategy seeks to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities ("TIPS") and similar bonds issued by governments outside of the U.S., commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate). The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selection securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy's investments in real estate equity securities will include Real Estate Investment Trusts ("REITs"), other real-estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. Dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. Dollar-denominated securities although it may hedge the exposure under certain circumstances.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Strategy intends to use leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy. The Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets.


The Strategy is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS

      o Market Risk: The value of the Strategy's assets will fluctuate as the equity, commodity and bond markets fluctuate. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Commodity Risk: Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy's investments.


      o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.


      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Strategy's investments or reduce its returns.

      o Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved.


      o Diversification Risk: The Strategy may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy's NAV.


      o Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION


No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:


Employee             Length of Service      Title
------------------  ---------------------   ------------------------------------
Drew W. Demakis      Since 2010             Senior Vice President of the Adviser
Joshua B. Lisser     Since 2010             Senior Vice President of the Adviser
Teresa Marziano      Since 2010             Senior Vice President of the Adviser
Jonathan E. Ruff     Since 2010             Senior Vice President of the Adviser
Greg J. Wilensky     Since 2010             Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

TAX INFORMATION

The Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries (such as a bank) market and sell shares of the Strategy. The Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Strategy over another investment.

ADDITIONAL INFORMATION ABOUT THE STRATEGY'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the investment practices and related risks of the Strategy. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Strategy's investment practices and additional information about the Strategy's risks and investments can be found in the Strategy's SAI.

Derivatives

The Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Strategy's investment (in some cases, the potential loss is unlimited).

The Strategy's investments in derivatives may include, but are not limited to, the following:

o Forward Contracts-- A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Strategy's investments in forward contracts may include the following:

      - Forward Currency Exchange Contracts. The Strategy may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". The Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts-- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


o Options-- An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. In purchasing an option on an underlying asset, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying asset increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid. The Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategy's investments in options include the following:






      - Options on Securities. The Strategy may purchase or write a put or call option on securities. The Strategy will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Strategy does not exercise an option, the premium it paid for the option will be lost. The Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options. The Strategy may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Strategy may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, the Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

            If the Strategy purchases or writes privately negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.


      - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


      - Options on Foreign Currencies. The Strategy may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Strategy may forfeit the entire amount of the premium plus related transaction costs. The Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


o Swap Transactions-- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). The Strategy's investments in swap transactions include the following:

      - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually is entitled to receive.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

            There is no limit on the amount of interest rate transactions that may be entered into by the Strategy. The value of these transactions will fluctuate based on changes in interest rates.

            Interest rate swap, swaptions, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Strategy's portfolio or to protect against an increase in the price of securities the Strategy anticipates purchasing at a later date.

      - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

      - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Strategy may be either the buyer or seller in the transaction. If the Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Strategy coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If the Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

      - Currency Swaps. The Strategy may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.

o     Other Derivatives and Strategies--


      - Commodity-Linked Derivative Instruments. The Strategy may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity, such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.


            As described below under "Investments in Wholly-Owned Subsidiary," the Strategy may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The Subsidiary may also invest directly in commodities.


            The Internal Revenue Service ("IRS") issued a revenue ruling that limits the extent to which the Strategy may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Dividends, Distributions and Taxes" below for further information.


      - Structured Instruments. As part of its investment program and to maintain greater flexibility, the Strategy may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

            Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. The prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time. Structured instruments may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial; possibly all of the principal is at risk.

            The Strategy may invest in a particular type of structured instrument sometimes referred to as "structured notes" because the term of these notes may be structured by the issuer and the purchaser of the note. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Strategy economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Strategy may receive more or less principal than it originally invested. The Strategy might receive interest payments on the note that are more or less than the stated coupon interest payments.

      - Currency Transactions. The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Strategy to protect against anticipated changes in interest rates and prices.

Illiquid Securities

Under current Securities and Exchange Commission ("Commission") guidelines, the Strategy limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Strategy has valued the securities. If the Strategy invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


Inflation-Protected Securities

Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

Investments in Wholly-Owned Subsidiary


Investments in the Subsidiary are expected to provide the Strategy with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the "Code") and recent IRS revenue rulings. The IRS issued a revenue ruling that limits the extent to which the Strategy may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitations. See "Dividends, Distributions and Taxes" below for further information.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Strategy may enter into these commodity-linked derivative instruments directly, the Strategy will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Strategy's investments in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Strategy invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus. While the Subsidiary is expected to obtain its commodities exposure through derivatives transactions, it may in the future hold physical commodities.


While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Strategy and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Strategy.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Strategy may experience difficulty in valuing such securities and, in turn, the Strategy's assets.



Investment in Other Investment Companies

The Strategy may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Strategy intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Strategy acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. The Strategy may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loan Participations

The Strategy may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between the Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

The success of the Strategy may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Mortgage-Related and Other Asset-Backed Securities

The Strategy may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Strategy may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Strategy's yield to maturity from these securities.

The Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Strategy may invest in other asset-backed securities that have been offered to investors.



The Strategy may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

Real Estate Investment Trusts


REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategy, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.


Repurchase Agreements and Buy/Sell Back Transactions

The Strategy may enter into repurchase agreements in which the Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

The Strategy may enter into reverse repurchase agreements and dollar rolls, subject to the Strategy's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Strategy and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements and dollar rolls may create leverage risk for the Strategy. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.



Short Sales

The Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When the Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain. Although the Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit the Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued. The Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Strategy and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

Structured Securities and Basket Securities

The Strategy may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Strategy's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which the Strategy may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.


Unrated Securities

The Strategy may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Strategy to a degree comparable to that of rated securities that are consistent with the Strategy's objective and policies.


Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Investments in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Strategy. These factors may affect the liquidity of the Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Strategy's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                         Hong Kong                      Poland
Argentina                       Hungary                        Qatar
Belize                          India                          Romania
Brazil                          Indonesia                      Russia
Bulgaria                        Israel                         Singapore
Chile                           Jamaica                        Slovakia
China                           Jordan                         Slovenia
Colombia                        Kazakhstan                     South Africa
Costa Rica                      Lebanon                        South Korea
Cote D'Ivoire                   Malaysia                       Taiwan
Croatia                         Mexico                         Thailand
Czech Republic                  Morocco                        Trinidad & Tobago
Dominican Republic              Nigeria                        Tunisia
Ecuador                         Pakistan                       Turkey
Egypt                           Panama                         Ukraine
El Salvador                     Peru                           Uruguay
Guatemala                       Philippines                    Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

The Strategy may invest a substantial portion of its assets in securities denominated in, and receiving revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Strategy may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Strategy's NAV to fluctuate.

Preferred Stock

The Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Leverage




Utilization of leverage, which is usually considered speculative, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares and the relatively greater effect on the NAV of the shares. So long as the Strategy is able to realize a net return on its investment portfolio that is higher than the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher current net investment income than if the Strategy were not leveraged. If the carrying costs of leveraged transactions approach the net return on the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV. In an extreme case, if the Strategy's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments, thereby reducing its NAV. The Subsidiary may also use leverage for investment transactions with similar risks. The Strategy will be exposed to these risks through its investments in the Subsidiary.


Future Developments

The Strategy may take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objective and Policies

The Board of Directors of AllianceBernstein Bond Fund, Inc. (the "Board") may change the Strategy's investment objective without shareholder approval. The Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. Unless otherwise noted, all other investment policies of the Strategy may be changed without shareholder approval.


Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Strategy may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities. While the Strategy is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings

A description of the Strategy's policies and procedures with respect to the disclosure of the Strategy's portfolio securities is available in the Strategy's SAI.

INVESTING IN THE STRATEGY
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This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Strategy that are offered in this Prospectus. The Strategy offers four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES

The purchase of the Strategy's shares is priced at the next determined NAV after your order is received in proper form.


Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy ("group retirement plans"), as follows:


Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of the Adviser who invest at least $2 million in the Strategy.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

Required Information


The Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number. The Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If the Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


General

AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. The Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.


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                           WHAT IS A RULE 12b-1 FEE?


          A Rule 12b-1 fee is a fee deducted from the Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Strategy's fee table included in Summary Information section above.


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Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees


The Strategy has adopted a plan under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is up to:





                                                 Distribution and/or Service
                                                   (Rule 12b-1) Fee (As a
                                                   Percentage of Aggregate
                                                  Average Daily Net Assets)
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                                                              0.30%
Class A

Class R                                                       0.50%

Class K                                                       0.25%

Class I                                                       None

Because these fees are paid out of the Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

Class A Shares

Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I Shares

Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

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                          HOW IS THE CDSC CALCULATED?


          The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.


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DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS


The Strategy offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Strategy's SAI. Group retirement plans also may not offer all classes of shares of the Strategy. The Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Strategy. These financial intermediaries may receive compensation for selling shares of the Strategy. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Strategy may pay.

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                       WHAT IS A FINANCIAL INTERMEDIARY?

          A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

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ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

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Your financial advisor's firm receives compensation from the Strategy, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-   upfront sales commissions;
-   Rule 12b-1 fees;
-   additional distribution support;
-   defrayal of costs for educational seminars and training; and
- payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read the Prospectus carefully for information on this compensation.

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Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategy and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategy--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategy--Annual Strategy Operating Expenses" above.

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 If one mutual fund sponsor makes greater distribution assistance payments than another, your financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

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As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


         AIG Advisor Group
         Ameriprise Financial Services
         AXA Advisors
         Bank of America
         Cadaret, Grant & Co.
         CCO Investment Services Corp.
         Chase Investment Services
         Commonwealth Financial Network
         Donegal Securities
         Financial Network Investment Company
         ING Financial Partners
         LPL Financial Corporation
         Merrill Lynch
         Morgan Stanley Smith Barney
         Multi-Financial Securities Corporation
         Northwestern Mutual Investment Services
         PrimeVest Financial Services
         Raymond James
         RBC Capital Markets Corporation
         Robert W. Baird
         UBS AG
         UBS Financial Services
         Wells Fargo Advisors
         Wells Fargo Investments


Although the Strategy may use brokers and dealers that sell shares of the Strategy to effect portfolio transactions, the Strategy does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategy may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to the Strategy) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES


The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategy will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

If the Strategy invests significantly in foreign securities, it may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV. While there is no assurance, the Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategy may be adversely affected by price arbitrage.


Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategy should be made for investment purposes only. The Strategy will seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Strategy, through its agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategy may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


      o Account Blocking Procedures. If the Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.


      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategy applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategy has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If the Strategy detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).


HOW THE STRATEGY VALUES ITS SHARES

The Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategy values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Strategy uses fair value pricing, it may take into account any factors it deems appropriate. The Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

MANAGEMENT OF THE STRATEGY
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INVESTMENT ADVISER


The Strategy's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2009 totaling approximately $496 billion (of which approximately $76 billion represented assets of investment companies). As of December 31, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 42 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 35 registered investment companies managed by the Adviser, comprising approximately 99 separate investment portfolios, currently have approximately 3.5 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Strategy. For these advisory services, the Strategy will pay the Adviser a fee at an annualized rate of .75% of the Strategy's average net assets. The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in the "Fees and Expenses of the Strategy" at the beginning of the Prospectus. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the net fee percentages set forth in the "Fees and Expenses of the Strategy" or cause the total of the payments to exceed the Strategy's total initial offering expenses.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategy. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategy. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategy. When two or more of the clients of the Adviser (including the Strategy) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the Strategy's portfolios are made by the Adviser's Multi-Asset Inflation Strategy Team. The Multi-Asset Inflation Strategy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategy's investments.

The following table lists the senior members of the Multi-Asset Inflation Strategy Team with the responsibility for day-to-day management of the Strategy's portfolio, the year that each person assumed joint and primary responsibility for the Strategy, and each person's principal occupation during the past five years:


                                                   Principal Occupation During
Employee; Length of Service; Title                 the Past Five (5) Years
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Drew W. Demakis; since 2010; Senior Vice           Senior Vice President of the Adviser, with which he has
President of the Adviser and Chief Investment      been associated in a substantially similar capacity to
Officer of Global Diversified Strategies           his current position as a portfolio manager since prior
                                                   to 2005.

Joshua B. Lisser; since 2010; Senior Vice          Senior Vice President of the Adviser, with which he has
President of the Adviser and Chief Investment      been associated in a substantially similar capacity to
Officer of Index Strategies                        his current position as a portfolio manager since prior
                                                   to 2005.

Teresa Marziano; since 2010; Senior Vice           Senior Vice President of the Adviser, with which she has
President of the Adviser and Chief Investment      been associated in a substantially similar capacity to
Officer of Global Real Estate Investments          her current position as a portfolio manager since prior
                                                   to 2005.

Jonathan E. Ruff; since 2010; Senior Vice          Senior Vice President of the Adviser, with which he has
President of the Adviser and Director of Dynamic   been associated in a substantially similar capacity to
Asset Allocation Strategies                        his current position as a portfolio manager since prior
                                                   to 2005.

Greg J. Wilensky; since 2010; Senior Vice          Senior Vice President of the Adviser, with which he has
President of the Adviser and Director of           been associated in a substantially similar capacity to
Stable Value Investments                           his current position as a portfolio manager since prior
                                                   to 2005.

Additional information about the portfolio managers may be found in the Strategy's SAI.


LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit-Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Strategy.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.


Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategy, may be paid for each participant fund account in amounts up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategy, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategy." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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The Strategy's income dividends and capital gains distributions, if any, declared by the Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

While it is the intention of the Strategy to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Strategy will pay any dividends or realize any capital gains. The final determination of the amount of the Strategy's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Strategy, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to the Strategy's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by the Strategy as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Strategy. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by the Strategy are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Strategy will notify you as to how much of the Strategy's distributions, if any, qualify for these reduced tax rates.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Strategy's gross income. Due to original issue discount, each affected Strategy may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Strategy to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Investment income received by the Strategy from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Strategy is liable for foreign income taxes withheld at the source, the Strategy intends, if possible, to operate so as to meet the requirements to "pass through" to the Strategy's shareholders for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Strategy will be able to do so, and Strategies that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Strategy may be subject to certain limitations imposed by the Internal Revenue Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Strategy realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Strategy. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Strategy derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the Strategy's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10% of its gross income.

However, certain subsequent IRS private letter rulings indicate that income derived from the Strategy's investment in its Subsidiary should constitute qualifying income to the Strategy, even if the Subsidiary itself owns commodity-linked derivatives. The Strategy will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and will receive an opinion of counsel that such investments should constitute qualifying income. In addition, the Strategy will seek a private letter ruling from the IRS confirming that income derived from the Strategy's investment in the Subsidiary will constitute qualifying income to the Strategy.

NON-U.S. SHAREHOLDERS

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategy's SAI for information on how you will be taxed as a result of holding shares in the Strategy.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategy reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategies, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information is not available because the Strategy has not yet commenced operations.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The settlement agreement between the Adviser and the New York State Attorney General requires the Strategy to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategy" in this Prospectus, about the effect of the Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Strategy is the same as stated under "Fees and Expenses of the Strategy". If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.






                                                         Hypothetical       Investment                          Hypothetical
                                      Hypothetical        Performance          After         Hypothetical          Ending
 Year                                  Investment          Earnings           Returns          Expenses*         Investment
 --------------------------------------------------------------------------------------------------------------------------------
1                                  $    10,000.00     $     500.00      $   10,500.00       $  110.25          $  10,389.75
2                                       10,389.75           519.49          10,909.24          211.64             10,697.60
3                                       10,697.60           534.88          11,232.48          217.91             11,014.57
4                                       11,014.57           550.73          11,565.30          224.37             11,340.93
5                                       11,340.93           567.05          11,907.98          231.01             11,676.97
6                                       11,676.97           583.85          12,260.82          237.86             12,022.96
7                                       12,022.96           601.15          12,624.11          244.91             12,379.20
8                                       12,379.20           618.96          12,998.16          252.16             12,746.00
9                                       12,746.00           637.30          13,383.30          259.64             13,123.66
10                                      13,123.66           656.18          13,779.84          267.33             13,512.51
 --------------------------------------------------------------------------------------------------------------------------------
 Cumulative                                              $5,769.59                          $2,257.08

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategy" before fee waiver.

For more information about the Strategy, the following documents are available upon request:

o     Statement of Additional Information (SAI)

The Strategy has an SAI, which contains more detailed information about the Strategy, including its operations and investment policies. The Strategy's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Strategy, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:           AllianceBernstein Investor Services, Inc.
                   P.O. Box 786003
                   San Antonio, TX 78278-6003

By Phone:          For Information: (800) 221-5672
                   For Literature:  (800) 227-4618


On the Internet:   www.AllianceBernstein.com


Or you may view or obtain these documents from the Commission:

o Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Strategy are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.



You also may find these documents and more information about the Adviser and the Strategy on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-2383


SK 00250 0462 1067929v3

PROSPECTUS | March 8, 2010


The AllianceBernstein Inflation Strategies


      (Shares Offered-Exchange Ticker Symbol)
      AllianceBernstein Multi-Asset Inflation Strategy
       (Class 2-AMTTX)


INFLATION STRATEGIES -- (CLASS 2 SHARES)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             [LOGO GRAPHIC OMITTED]

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

SUMMARY INFORMATION.........................................................   1

   AllianceBernstein Multi-Asset Inflation Strategy.........................   1

ADDITIONAL INFORMATION ABOUT THE STRATEGY'S RISKS AND INVESTMENTS...........   6

INVESTING IN THE STRATEGY...................................................  16

   How to Buy Shares........................................................  16

   How to Sell or Redeem Shares.............................................  17

   Frequent Purchases and Redemptions of Strategy Shares....................  18

   How the Strategy Values Its Shares.......................................  20


MANAGEMENT OF THE STRATEGY..................................................  21

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................  23

GENERAL INFORMATION.........................................................  25

FINANCIAL HIGHLIGHTS........................................................  26

APPENDIX A - BOND RATINGS................................................... A-1

APPENDIX B - HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION................ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AllianceBernstein Multi-Asset Inflation Strategy
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Strategy's investment objective is to maximize real return over inflation.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

Shareholder Fees (fees paid directly from your investment)

                                Class 2 Shares
                                --------------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)        None

Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)        None

Exchange Fee                         None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                                                                Class 2
                                                                -------


Management Fees                                                  .75%
Distribution and/or
   Service (12b-1) Fees                                          None
Other Expenses:
   Transfer Agent                                                .01%
   Other Expenses                                                .82%
                                                                 ----
Total Other Expenses(a)                                          .83%
                                                                 ----
Total Annual Strategy Operating Expenses Before Waiver          1.58%
                                                                =====
Fee Waiver and/or Expense Reimbursement(b)                     (.83)%
                                                               ------
Total Annual Strategy Operating Expenses After Fee Waiver
  and/or Expense Reimbursement                                   .75%
                                                                 ====


(a) Total other expenses are based on estimated amounts for the current fiscal year.


(b) The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the fee percentages reflected in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011 and may be terminated thereafter by either party upon 60 days'prior written notice.


Examples


The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        Class 2
                        -------


After 1 Year             $ 77
After 3 Years            $417


Portfolio Turnover

The Strategy will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance.

PRINCIPAL STRATEGIES

The Strategy seeks to maximize real return. Real return is the rate of return after adjusting for inflation.


The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities ("TIPS") and similar bonds issued by governments outside of the U.S., commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate). The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selection securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy's investments in real estate equity securities will include Real Estate Investment Trusts ("REITs"), other real-estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. Dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. Dollar-denominated securities although it may hedge the exposure under certain circumstances.


The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Strategy intends to use leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy. The Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets.

The Strategy is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS

      o Market Risk: The value of the Strategy's assets will fluctuate as the equity, commodity and bond markets fluctuate. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Commodity Risk: Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy's investments.


      o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.


      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Strategy's investments or reduce its returns.

      o Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary's investments. There is no guarantee that the investment objective of the Subsidiary will be achieved.


      o Diversification Risk: The Strategy may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy's NAV.


      o Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION

No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

Employee             Length of Service     Title
--------------------------------------------------------------------------------
Drew W. Demakis      Since 2010            Senior Vice President of the Adviser

Joshua B. Lisser     Since 2010            Senior Vice President of the Adviser

Teresa Marziano      Since 2010            Senior Vice President of the Adviser

Jonathan E. Ruff     Since 2010            Senior Vice President of the Adviser

Greg J. Wilensky     Since 2010            Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums

--------------------------------------------------------- ----------------------
                                         Initial                     Subsequent
--------------------------------------------------------- ----------------------
Class 2 Shares (only available to the   $5,000,000                      None
Adviser's institutional clients or
through other limited arrangements)
--------------------------------------------------------- ----------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE STRATEGY'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the investment practices and related risks of the Strategy. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Strategy's investment practices and additional information about the Strategy's risks and investments can be found in the Strategy's Statement of Additional Information ("SAI").

Derivatives
The Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Strategy's investment (in some cases, the potential loss is unlimited).

The Strategy's investments in derivatives may include, but are not limited to, the following:

o Forward Contracts-- A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Strategy's investments in forward contracts may include the following:

      - Forward Currency Exchange Contracts. The Strategy may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". The Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts-- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


o Options-- An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. In purchasing an option on an underlying asset, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying asset increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid. The Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategy's investments in options include the following:



      - Options on Securities. The Strategy may purchase or write a put or call option on securities. The Strategy will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Strategy does not exercise an option, the premium it paid for the option will be lost. The Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options. The Strategy may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Strategy may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, the Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

            If the Strategy purchases or writes privately negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

      - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


      - Options on Foreign Currencies. The Strategy may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Strategy may forfeit the entire amount of the premium plus related transaction costs. The Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


o Swap Transactions-- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). The Strategy's investments in swap transactions include the following:

      - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually is entitled to receive.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

            There is no limit on the amount of interest rate transactions that may be entered into by the Strategy. The value of these transactions will fluctuate based on changes in interest rates.

            Interest rate swap, swaptions, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Strategy's portfolio or to protect against an increase in the price of securities the Strategy anticipates purchasing at a later date.

      - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

      - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Strategy may be either the buyer or seller in the transaction. If the Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Strategy coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If the Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

      - Currency Swaps. The Strategy may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.

o     Other Derivatives and Strategies--

      - Commodity-Linked Derivative Instruments. The Strategy may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity, such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

            As described below under "Investments in Wholly-Owned Subsidiary," the Strategy may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The Subsidiary may also invest directly in commodities.


            The Internal Revenue Service ("IRS") issued a revenue ruling that limits the extent to which the Strategy may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Dividends, Distributions and Taxes" below for further information.


      - Structured Instruments. As part of its investment program and to maintain greater flexibility, the Strategy may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

            Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. The prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time. Structured instruments may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial; possibly all of the principal is at risk.

            The Strategy may invest in a particular type of structured instrument sometimes referred to as "structured notes" because the term of these notes may be structured by the issuer and the purchaser of the note. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Strategy economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Strategy may receive more or less principal than it originally invested. The Strategy might receive interest payments on the note that are more or less than the stated coupon interest payments.

      - Currency Transactions. The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Strategy to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current Securities and Exchange Commission ("Commission") guidelines, the Strategy limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Strategy has valued the securities. If the Strategy invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.


Investments in Wholly-Owned Subsidiary
Investments in the Subsidiary are expected to provide the Strategy with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the "Code") and recent IRS revenue rulings. The IRS issued a revenue ruling that limits the extent to which the Strategy may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitations. See "Dividends, Distributions and Taxes" below for further information.


It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Strategy may enter into these commodity-linked derivative instruments directly, the Strategy will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Strategy's investments in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Strategy invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus. While the Subsidiary is expected to obtain its commodities exposure through derivatives transactions, it may in the future hold physical commodities.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Strategy and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Strategy.

Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Strategy may experience difficulty in valuing such securities and, in turn, the Strategy's assets.

Investment in Other Investment Companies
The Strategy may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Strategy intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Strategy acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. The Strategy may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loan Participations
The Strategy may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between the Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

The success of the Strategy may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Mortgage-Related and Other Asset-Backed Securities
The Strategy may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Strategy may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Strategy's yield to maturity from these securities.

The Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Strategy may invest in other asset-backed securities that have been offered to investors. The Strategy may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.


Real Estate Investment Trusts
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategy, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.


Repurchase Agreements and Buy/Sell Back Transactions
The Strategy may enter into repurchase agreements in which the Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls
The Strategy may enter into reverse repurchase agreements and dollar rolls, subject to the Strategy's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Strategy and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements and dollar rolls may create leverage risk for the Strategy. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When the Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain. Although the Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit the Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued. The Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Strategy and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

Structured Securities and Basket Securities
The Strategy may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Strategy's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which the Strategy may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.

Unrated Securities
The Strategy may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Strategy to a degree comparable to that of rated securities that are consistent with the Strategy's objective and policies.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Investments in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Strategy. These factors may affect the liquidity of the Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Strategy's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                           Hong Kong                  Poland
Argentina                         Hungary                    Qatar
Belize                            India                      Romania
Brazil                            Indonesia                  Russia
Bulgaria                          Israel                     Singapore
Chile                             Jamaica                    Slovakia
China                             Jordan                     Slovenia
Colombia                          Kazakhstan                 South Africa
Costa Rica                        Lebanon                    South Korea
Cote D'Ivoire                     Malaysia                   Taiwan
Croatia                           Mexico                     Thailand
Czech Republic                    Morocco                    Trinidad & Tobago
Dominican Republic                Nigeria                    Tunisia
Ecuador                           Pakistan                   Turkey
Egypt                             Panama                     Ukraine
El Salvador                       Peru                       Uruguay
Guatemala                         Philippines                Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
The Strategy may invest a substantial portion of its assets in securities denominated in, and receiving revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Strategy may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Strategy's NAV to fluctuate.

Preferred Stock
The Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Leverage
Utilization of leverage, which is usually considered speculative, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares and the relatively greater effect on the NAV of the shares. So long as the Strategy is able to realize a net return on its investment portfolio that is higher than the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher current net investment income than if the Strategy were not leveraged. If the carrying costs of leveraged transactions approach the net return on the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV. In an extreme case, if the Strategy's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments, thereby reducing its NAV. The Subsidiary may also use leverage for investment transactions with similar risks. The Strategy will be exposed to these risks through its investments in the Subsidiary.

Future Developments
The Strategy may take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objective and Policies
The Board of Directors of AllianceBernstein Bond Fund, Inc. (the "Board") may change the Strategy's investment objective without shareholder approval. The Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. Unless otherwise noted, all other investment policies of the Strategy may be changed without shareholder approval.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Strategy may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities. While the Strategy is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings
A description of the Strategy's policies and procedures with respect to the disclosure of the Strategy's portfolio securities is available in the Strategy's SAI.

INVESTING IN THE STRATEGY
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This section discusses how to buy, sell or redeem, or exchange shares of the Strategy that are offered in this Prospectus. The Strategy offers one class of shares through this Prospectus.

HOW TO BUY SHARES

The purchase of the Strategy's shares is priced at the next determined NAV after your order is received in proper form.

Class 2 Shares

The Strategy's Class 2 shares are offered only to the Adviser's institutional clients or through other limited arrangements. The minimum investment by institutions is $5,000,000.


You can purchase Class 2 shares at NAV without an initial or contingent deferred sales charge ("CDSC"). This means that the full amount of your purchase is invested in the Strategy.


Class 2 shares do not convert to any other class of shares of the Strategy.

General
ABI may refuse any order to purchase shares. The Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Strategy or other AllianceBernstein Mutual Funds held in:

      o all of the shareholder's accounts at the Strategy or a financial intermediary;

      o     any account of the shareholder at another financial intermediary;
            and

      o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class 2 shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to the minimum initial and subsequent investment amounts.

Other Payments for Distribution Services and Educational Support
ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategy and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategy--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategy--Annual Strategy Operating Expenses" above.

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If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategy, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

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As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


      AIG Advisor Group
      Ameriprise Financial Services
      AXA Advisors
      Bank of America
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Commonwealth Financial Network
      Donegal Securities
      Financial Network Investment Company
      ING Financial Partners
      LPL Financial Corporation
      Merrill Lynch
      Morgan Stanley Smith Barney
      Multi-Financial Securities Corporation
      Northwestern Mutual Investment Services
      PrimeVest Financial Services
      Raymond James
      RBC Capital Markets Corporation
      Robert W. Baird
      UBS AG
      UBS Financial Services
      Wells Fargo Advisors
      Wells Fargo Investments


Although the Strategy may use brokers and dealers that sell shares of the Strategy to effect portfolio transactions, the Strategy does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO SELL OR REDEEM SHARES


You may "redeem" your shares (i.e., sell your shares to the Strategy) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


Selling Shares Through Your Broker or Other Financial Advisor


Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV. Your broker or financial advisor is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.


Selling Shares Directly to the Strategy

By Mail:

o Send a signed letter of instruction or stock power, along with certificates, to:

                 AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

o     For certified or overnight deliveries, send to:

                 AllianceBernstein Investor Services, Inc.
                 8000 IH 10 W, 4th floor
                 San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.


o ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV.


o For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Strategy nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

o If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Strategy account per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategy will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

If the Strategy invests significantly in foreign securities, it may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV. While there is no assurance, the Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategy may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategy should be made for investment purposes only. The Strategy will seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Strategy, through its agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategy may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


      o Account Blocking Procedures. If the Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.


      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategy applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategy has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If the Strategy detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGY VALUES ITS SHARES
The Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategy values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Strategy uses fair value pricing, it may take into account any factors it deems appropriate. The Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

MANAGEMENT OF THE STRATEGY
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INVESTMENT ADVISER

The Strategy's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2009 totaling approximately $496 billion (of which more than $76 billion represented assets of investment companies). As of December 31, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 42 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising approximately 99 separate investment portfolios, currently have approximately 3.5 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Strategy. For these advisory services, the Strategy will pay the Adviser a fee at an annualized rate of .75% of the Strategy's average net assets. The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in the "Fees and Expenses of the Strategy" at the beginning of the Prospectus. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the net fee percentages set forth in the "Fees and Expenses of the Strategy" or cause the total of the payments to exceed the Strategy's total initial offering expenses.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategy. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategy. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategy. When two or more of the clients of the Adviser (including the Strategy) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Strategy's portfolios are made by the Adviser's Multi-Asset Inflation Strategy Team. The Multi-Asset Inflation Strategy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategy's investments.

The following table lists the senior members of the Multi-Asset Inflation Strategy Team with the responsibility for day-to-day management of the Strategy's portfolio, the year that each person assumed joint and primary responsibility for the Strategy, and each person's principal occupation during the past five years:

                                              Principal Occupation During
Employee; Length of Service; Title              the Past Five (5) Years
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Drew W. Demakis; since 2010; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser and      with which he has been associated in a
Chief Investment Officer of Global     substantially similar capacity to his
Diversified Strategies Joshua B.       current position as a portfolio manager
Lisser; since 2010; Senior Vice        since prior to 2005. Senior Vice
President of the Adviser and Chief     President of the Adviser, with which he
Investment Officer of Index            has been associated in a substantially
Strategies                             similar capacity to his current position
                                       as a portfolio manager since prior to
                                       2005.

Teresa Marziano; since 2010; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser and      with which she has been associated in a
Chief Investment Officer of Global     substantially similar capacity to her
Real Estate Investments                current position as a portfolio manager
                                       since prior to 2005.


Jonathan E. Ruff; since 2010; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser and      with which he has been associated in a
Director of Dynamic Asset              substantially similar capacity to his
Allocation Strategies                  current position as a portfolio manager
                                       since prior to 2005.


Greg J. Wilensky; since 2010;          Senior Vice President of the Adviser,
Senior Vice President of the           with which he has been associated in a
Adviser and Director of Inflation      substantially similar capacity to his
Protected Securities                   current position as a portfolio manager
                                       since prior to 2005.

Additional information about the portfolio managers may be found in the Strategy's SAI.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit-Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Strategy.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategy often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategy, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategy, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategy." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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The Strategy's income dividends and capital gains distributions, if any, declared by the Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

While it is the intention of the Strategy to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Strategy will pay any dividends or realize any capital gains. The final determination of the amount of the Strategy's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Strategy, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to the Strategy's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by the Strategy as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Strategy. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by the Strategy are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Strategy will notify you as to how much of the Strategy's distributions, if any, qualify for these reduced tax rates.


Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Strategy's gross income. Due to original issue discount, the Strategy may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Strategy to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Investment income received by the Strategy from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Strategy is liable for foreign income taxes withheld at the source, the Strategy intends, if possible, to operate so as to meet the requirements to "pass through" to the Strategy's shareholders for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Strategy will be able to do so, and Strategies that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Strategy may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if the Strategy realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Strategy. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Strategy derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the Strategy's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10% of its gross income.

However, certain subsequent IRS private letter rulings indicate that income derived from the Strategy's investment in its Subsidiary should constitute qualifying income to the Strategy, even if the Subsidiary itself owns commodity-linked derivatives. The Strategy will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and will receive an opinion of counsel that such investments should constitute qualifying income. In addition, the Strategy will seek a private letter ruling from the IRS confirming that income derived from the Strategy's investment in the Subsidiary will constitute qualifying income to the Strategy.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategy's SAI for information on how you will be taxed as a result of holding shares in the Strategy.

GENERAL INFORMATION
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Under unusual circumstances, the Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategy reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
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Financial highlights information is not available because the Strategy has not yet commenced operations.

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APPENDIX A
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BOND RATINGS
Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
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HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The settlement agreement between the Adviser and the New York State Attorney General requires the Strategy to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategy" in this Prospectus, about the effect of the Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class 2 shares of the Strategy assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Strategy is the same as stated under "Fees and Expenses of the Strategy". If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                          Hypothetical  Investment                  Hypothetical
            Hypothetical   Performance    After      Hypothetical      Ending
Year         Investment     Earnings     Returns       Expenses*     Investment
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1           $  10,000.00  $   500.00    $ 10,500.00  $    78.75    $ 10,421.25
2              10,421.25      521.06      10,942.31      172.89      10,769.42
3              10,769.42      538.47      11,307.89      178.66      11,129.23
4              11,129.23      556.46      11,685.69      184.63      11,501.06
5              11,501.06      575.05      12,076.11      190.80      11,885.31
6              11,885.31      594.27      12,479.58      197.18      12,282.40
7              12,282.40      614.12      12,896.52      203.77      12,692.75
8              12,692.75      634.64      13,327.39      210.57      13,116.82
9              13,116.82      655.84      13,772.66      217.61      13,555.05
10             13,555.05      677.75      14,232.80      224.88      14,007.92
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Cumulative                $ 5,867.66                 $ 1,859.74


* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategy" before fee waiver.

For more information about the Strategy, the following documents are available upon request:

o     Statement of Additional Information (SAI)

The Strategy has an SAI, which contains more detailed information about the Strategy, including its operations and investment policies. The Strategy's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Strategy, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

On the Internet:  www.AllianceBernstein.com


Or you may view or obtain these documents from the Commission:


o Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Strategy are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Strategy on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-2383

             [LOGO GRAPHIC OMITTED]                                PRO-0108-1208

                                                               [GRAPHIC OMITTED]

                                          ALLIANCEBERNSTEIN INFLATION STRATEGIES
[LOGO]                          AllianceBernstein Multi-Asset Inflation Strategy

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c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

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                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 8, 2010


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            This Statement of Additional Information ("SAI") is not a prospectus, but supplements, and should be read in conjunction with, the current prospectus, dated March 8, 2010, for the AllianceBernstein(R) Multi-Asset Inflation Strategy (the "Strategy") of AllianceBernstein Bond Fund, Inc. that offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares of the Strategy (the "Prospectus"). Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.


                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

Information About the Strategy and Its Investments...........................  2
Management of the Strategy................................................... 48
Expenses of the Strategy..................................................... 63
Purchase of Shares........................................................... 66
Redemption and Repurchase of Shares.......................................... 87
Shareholder Services......................................................... 90
Net Asset Value.............................................................. 92
Dividends, Distributions and Taxes........................................... 95
Portfolio Transactions.......................................................104
General Information..........................................................108
Financial Statements and Report of Independent
     Registered Public Accounting Firm.......................................110
Appendix A: Statement of Policies and Procedures for Proxy
     Voting..................................................................A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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               INFORMATION ABOUT THE STRATEGY AND ITS INVESTMENTS

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Introduction to the Strategy
----------------------------

            AllianceBernstein Bond Fund, Inc.'s (the "Fund") shares are offered in separate series. The Strategy is a series of the Fund, a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. Except as otherwise noted, the Strategy's investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") without shareholder approval. However, no Strategy will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Strategy will achieve its investment objective.

            Whenever any investment policy or restriction states a percentage of the Strategy's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after, and as a result of, the Strategy's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

            The term "net assets," as used in this SAI, means net assets plus any borrowings.

Additional Investment Policies and Practices
--------------------------------------------


            The Strategy may pursue its investment objective by investing in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Strategy; however, the Subsidiary (unlike the Strategy), may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Strategy and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities, that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Strategy. By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Strategy and are subject to the same risks that apply to similar investments if held directly by the Strategy. See below "Investments in the Wholly-Owned Subsidiary" for a more detailed discussion of the Strategy's Subsidiary.


            The following information about the Strategy's investment policies and practices supplements the information set forth in the Prospectus.

Derivatives
-----------


            The Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives, which include options, futures, forwards and swaps. The four principal types of derivative instruments, as well as the methods in which they may be used by the Strategy,are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


            Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forward ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.


            Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.


            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

                  -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Strategy's interest.

                  -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Strategy's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

                  -- Credit Risk. This is the risk that a loss may be sustained by the Strategy as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Strategy considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

                  -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

                  -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


                  -- Risk of Potential Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Strategy from using such instruments as a part of its investment strategy. The U.S. Congress has held hearings and various legislations have been introduced related to the futures markets and swap market participants. In addition, the CFTC and the SEC are considering various regulatory initiatives. It is possible that this legislative and regulatory activity could potentially limit or completely restrict the ability of the Strategy to use certain derivative instruments. Limits or restrictions applicable to counterparties with whom the Strategy engages in derivative transactions could also prevent the Strategy from engaging in these transactions.


                  -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Strategy. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Strategy's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Strategy's investment objective.

Use of Options, Futures, Forwards and Swaps by the Strategy.
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            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            The Strategy may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. Dollar and other currencies. The Strategy may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Strategy may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Strategy may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            The Strategy may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. For example, the Strategy may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Strategy would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, the Strategy may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Strategy would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Strategy will segregate and mark to market liquid assets in an amount at least equal to the Strategy's obligations under any forward currency exchange contracts.


            - Options on Securities and Municipal and U.S. Government Securities. The Strategy may write and purchase call and put options on securities. In an effort to increase current income and to reduce fluctuations in NAV, the Strategy may also write put and call options and purchase put and call options on securities that are traded on U.S. exchanges and municipal securities and U.S. Government securities. The Strategy may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Strategy may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Strategy.

            A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Strategy is "covered" if the Strategy owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Strategy holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Strategy in liquid assets in a segregated account with the Strategy's custodian. A put option written by the Strategy is "covered" if the Strategy maintains liquid assets with a value equal to the exercise price in a segregated account with the Strategy's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

            In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities.


            The Strategy may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            The Strategy may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if the Strategy does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Strategy owns or has the right to acquire. In such circumstances, the Strategy collateralizes its obligation under the option by maintaining in a segregated account with the Strategy's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Strategy would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

            In purchasing a call option, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would be lost by the Strategy.

            If a put option written by the Strategy were exercised, the Strategy would be obligated to purchase the underlying security at the exercise price. If a call option written by the Strategy were exercised, the Strategy would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Strategy at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Strategy at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Strategy retains the premium received from writing a put or call option whether or not the option is exercised.

            The Strategy may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, the Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Strategy may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            The Strategy may purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

            The Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Strategy to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Foreign Currencies. The Strategy may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategy may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategy may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Strategy could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            The Strategy may write options on foreign currencies for hedging purposes or to increase return. For example, where the Strategy anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Strategy also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, the Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Strategy may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by the Strategy and do not present attractive investment opportunities. For example, the Strategy may purchase call options in anticipation of an increase in the market value of a currency. The Strategy would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transactions costs. Otherwise, the Strategy would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Strategy for the purpose of benefiting from a decline in the value of a currency that the Strategy does not own. The Strategy would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Strategy would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary marker for an option of the same series. Although the Strategy will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Strategy would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            The Strategy may write (sell) call and put options and purchase call and put options on securities indices. If the Strategy purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Strategy's security holdings.

            The purchase of call options on securities indices may be used by the Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that the Strategy may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. The Strategy may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Strategy's current or intended investments in fixed-income securities. For example, if the Strategy owned long-term bonds and interest rates were expected to increase, the Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

            The Strategy may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, the Strategy could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            The Strategy may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            The Strategy may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, the Strategy may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by the Strategy and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, the Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            The Strategy has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Strategy will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, the Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option the Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The Strategy may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Strategy could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Strategy could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities that the Strategy intends to purchase may be less expensive.

            - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Strategy may be either the buyer or seller in the transaction. As a seller, the Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Strategy as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If the reference obligation is a defaulted security, physical delivery of the security will cause the Strategy to hold a defaulted security. If the Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            - Currency Swaps. The Strategy may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Since currency swaps are individually negotiated, the Strategy expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Strategy's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value ("NAV") at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If there is a default by the other party to such a transaction, the Strategy will have contractual remedies pursuant to the agreements related to the transactions.

            --Swaps: Interest Rate Transactions. The Strategy may enter into interest rate swap, swaptions, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to the Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually entitled to receive.


            Interest rate swaps involve the exchange by the Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).


            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. The Strategy will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

            - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser will actively manage the Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Strategy assumes the rights and risks of ownership of the security, and the Strategy does not pay for the securities until they are received. If the Strategy is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Strategy's volatility of returns. The Strategy will segregate permissible liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Strategy's purchase commitments.


            Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            The use of forward commitments enables the Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, the Strategy may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when the Strategy believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Strategy's securities denominated in such foreign currency, or when the Strategy believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Strategy might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date. If the Strategy chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's net asset value.

            At the time the Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Although the Strategy does not intend to enter into forward commitments for speculative purposes and the Strategy intends to adhere to the provisions of the Securities and Exchange Commission (the "Commission") policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Strategy's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Investments in the Wholly-Owned Subsidiary
------------------------------------------

            Investments in the Subsidiary are expected to provide the Strategy with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under "Dividends, Distributions and Taxes." The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Strategy is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

            It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities. Although the Strategy may enter into these commodity-linked derivative instruments directly, the Strategy will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, the Strategy's investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Strategy invests in the Subsidiary, the Strategy may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

            While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Strategy and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Strategy and its shareholders.

Governmental Obligations
------------------------

            The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than U.S. Dollars, its ability to make debt payments denominated in U.S. Dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


Participation in the TALF Program.
----------------------------------

            The Strategy may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program ("TALF Program"), a program created by the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. Department of the Treasury to assist the securitization markets by supporting the issuance of certain eligible collateral, which are investment-grade rated, asset-backed securities such as automobile loans, student loans, and credit card loans, as well as receivables related to residential mortgage servicing advances or certain commercial mortgage-backed securities. The types of eligible collateral may be expanded by the Federal Reserve in the future, and among other requirements must at issuance be rated in the highest investment-grade rating category by at least two ratings agencies (without he benefit of a third-party guarantee), and must not be placed on a watch list or downgraded by any such rating agency. The TALF Program is operated by the Federal Reserve Bank of New York (the "New York Fed"). Under the TALF Program, the New York Fed provides non-recourse loans to the Strategy in a minimum size of $10 million.

            In order to obtain a loan under the TALF Program, the Strategy is required to put up a certain percentage of the purchase price or value of the eligible collateral (called the "haircut"). In addition, it is required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Strategy. The interest rate under the loan will vary and will be determined under the terms of the TALF Program. The term of a loan under the TALF Program depends on the nature of the eligible collateral and are currently three years or five years.

            In connection with a TALF Program loan, the Strategy will pledge eligible collateral, which will consist of either certain eligible asset-backed securities that the Strategy currently owns or other asset-backed securities that the Strategy purchases with the loan proceeds. Except in limited circumstances, TALF loans by the New York Fed to the Strategy are non-recourse, and if the Strategy does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Strategy and not against any other assets of the Strategy. TALF loans are prepayable at the option of the Strategy without penalty, and the Strategy may satisfy its loan obligation in full at any time by surrendering the eligible collateral to the New York Fed. If the securities constituting eligible collateral default and lose all their value, under the current terms of the TALF Program the New York Fed cannot look to the Strategy to cover the principal on the loan. Generally, under the terms of the TALF Program payment of principal on eligible collateral must be used immediately to reduce the principal amount of the TALF loan in proportion to the haircut (for example, if the original haircut was 10%, 90% of any principal repaid must be immediately paid to the New York Fed).

            The risk of leverage to the Strategy under the TALF Program is the same risk of leverage that applies to other types of borrowings the Strategy may engage in (see "Effects of Borrowing and Use of Leverage" below for more details). Loans under the TALF Program would not be subject to the Strategy's limitations on borrowings (which are generally limited to 33 1/3% of the Strategy's total assets). However, the Strategy will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Strategy's outstanding principal and interest under the TALF loan, treating the loans under the TALF Program similar to other financial instruments (such as reverse repurchase agreements) that obligate a fund to "cover:" its obligation to purchase or deliver cash or securities at a future time.

            Participations in the TALF Program and other loan programs sponsored by the United States of America (and any of its subdivisions, agencies, departments, commissions, boards, authorities, instrumentalities or bureaus) will not be considered purchasing securities on margin for purposes of the Strategy's limits on margin.

            The New York Fed reserves the right to reject any request for a loan, in whole or in part, in its sole discretion, even if the Strategy meets all requirements of the TALF Program. The Federal Reserve may also change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. The Strategy cannot predict the form any such changes or modifications might take and, if the Strategy participates in the TALF Program, such changes may adversely affect the value of the Strategy's assets and the ability of the Strategy to achieve its investment objectives. Any changes to the TALF Program may, among other things, further limit or expand the types of securities that may be purchased with the proceeds of a TALF Program loan.

            Participation in the TALF Program requires the Strategy to contract with a primary dealer that will be authorized to act as agent for the Strategy. A primary dealer may receive direct or indirect fees for its services. Any such fees incurred will be borne by the Strategy. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral will be directed first to a custodial account in the name of the primary dealer prior to remittance to the Strategy. As a result, the Strategy will be subject to the counterparty risk of the primary dealer. Any voting rights held in respect of TALF eligible collateral under a TALF Program loan currently are subject to the consent of the New York Fed, whose consent must be obtained via the primary dealer, which may delay the Strategy's voting ability.

            Under certain circumstances, loans under the TALF Program may become recourse to the Strategy, which may adversely affect the Strategy's ability to achieve its investment objective. In connection with any borrowing by the Strategy under the TALF Program, an Strategy is required to represent, among other things, that at the time of borrowing the Strategy is an eligible borrower and that the collateral is eligible collateral. A determination that the Strategy is, at any time, not an eligible borrower (based on the criteria that is applicable at the time of borrowing), or a determination that certain representations made by the Strategy under the TALF Program were untrue when made , will cause the loan to become full recourse to the Strategy, and the Strategy must then repay the loan or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Strategy. Additionally, the loan may become recourse to the Strategy if certain persons acquire more than 25% of the Strategy's outstanding securities or if the Strategy fails to make certain timely filings under the TALF Program. If loans under the TALF Program become recourse against the Strategy and the value of the eligible collateral pledged to the New York Fed does not at least equal the amount of principal and interest the Strategy owes to the New York Fed under the loan, then the Strategy will be required to pay the difference to the New York Fed. In order to make this payment, the Strategy may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities. Finally, if the Strategy were to surrender its eligible collateral under the terms of the TALF Program, it would lose the amount of the haircut.

            Under the terms of its agreement with the Strategy, the primary dealer generally disclaims all liability for losses that may occur in connection with the TALF Program, the risk of which is borne by the Strategy. Further, the Strategy indemnifies for any losses that the primary dealer may incur under the terms of the TALF Program. The primary dealer may terminate its agreement with the Strategy at any time. If the Strategy is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Strategy. Agreements with the primary dealer are subject to amendment by the primary dealer without the Strategy's consent, in order to conform to any future amendments of the TALF Program by the Federal Reserve.

            Participation in TALF will not subject the Strategy or the Adviser to restrictions on executive compensation under the Treasury Department's Troubled Assets Relief Program.


Illiquid Securities
-------------------

            The Strategy will limit its investments in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the Investment Company Act of 1940, as amended (the "1940 Act"). For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Strategy over-the-counter and the cover for options written by the Strategy over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Strategy, however, could affect adversely the marketability of such portfolio securities and the Strategy might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Strategy that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

            The Strategy may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Strategy intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Lending of Strategy Securities
------------------------------

            The Strategy may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Strategy may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Strategy may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

            Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Strategy will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Strategy any income from the securities. The Strategy may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Strategy's investment risks.

            The Strategy will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

            The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments
-----------------------------------

            The Strategy may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between the Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

            The success of the Strategy may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            The Strategy's investment in Participations typically will result in the Strategy having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Strategy will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Strategy generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Strategy may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Strategy may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Strategy may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Strategy will acquire Participations only if the Lender interpositioned between the Strategy and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

            When the Strategy purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Strategy as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Strategy may acquire an interest in a Loan is through a Participation and not an Assignment. The Strategy may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Strategy anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Strategy's ability to dispose of particular Assignments or Participations when necessary to meet the Strategy's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Strategy to assign a value to these securities for purposes of valuing the Strategy's portfolio and calculating its asset value.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

            The mortgage-related securities in which the Strategy may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Strategy) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Strategy. The compounding effect from reinvestment of monthly payments received by the Strategy will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" ( in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            The Strategy will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Strategy may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Strategy may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Strategy's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Strategy's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. The Strategy may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Bank Obligations
----------------

            Bank obligations in which the Strategy may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdraw on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Strategy will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

            Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

U.S. Corporate Fixed-Income Securities.
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            The U.S. corporate fixed-income securities in which the Strategy will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Strategy may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Strategy's investment objectives. The Strategy's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Preferred Stock
---------------

            The Strategy may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which the Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Strategy monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Strategy to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Strategy to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Strategy.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Strategy would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Strategy may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Strategy's rights. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Strategy enters into repurchase agreement transactions.

            The Strategy may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on the Strategy's ability to enter into repurchase agreements. Currently, the Strategy intends to enter into repurchase agreements only with their custodian and such primary dealers.

            The Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell transaction, though done simultaneously, is two separate legal agreements. A buy/sell transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Strategy has the risk of changes in the value of the purchased security during the terms of the buy/sell agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            Reverse repurchase agreements involve sales by the Strategy of portfolio assets concurrently with an agreement by the Strategy to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Strategy continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Strategy can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Strategy of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to the Strategy by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Strategy. By entering into reverse repurchase agreements, the Strategy obtains additional cash to invest on other securities. The Strategy may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Strategy to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Strategy's shareholders when the Strategy achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Strategy on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

            Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Strategy's common stocks because the Strategy uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Strategy's NAV may be more volatile.

Rights and Warrants
-------------------

            The Strategy may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Strategy's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings
------------------

            The ratings of fixed-income securities by Moody's, S&P, and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.


            Non-rated securities will also be considered for investment by the Strategy when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Strategy to a degree comparable to that of rated securities which are consistent with the Strategy's objectives and policies.


            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Strategy, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in the Strategy's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Strategy that invest in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            In the event that the credit rating of a security held by the Strategy is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Strategy will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Infrastructure Investments
--------------------------

            The Strategy may invest in infrastructure-related securities. Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor's level of control over the management or operation of the entity.

            Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government's level of support or involvement with an infrastructure entity.

            Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.

            Infrastructure projects or assets may also be subject to operational risks, including the project manager's ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project's equity investors. Additionally, the operator of an infrastructure project or asset may not be able pass along the full amount of any cost increases to customers.

            An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity's assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Short Sales
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            The Strategy may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Strategy owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Strategy may not make a short sale if more than 10% of the Strategy's net assets (taken at market value) is held as collateral for short sales at any one time. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Strategy.


Structured Securities
---------------------

            The Strategy may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Strategy's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Strategy anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            The Strategy is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or institutions; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


            Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Strategy that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Standby Commitment Agreements
-----------------------------

            The Strategy may from time to time enter into standby commitment agreements. Such agreements commit the Strategy, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Strategy is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Strategy has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Strategy will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Strategy's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Certain Risk Considerations.
----------------------------

            The value of the Strategy's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Strategy's investment objective will be achieved.

            Investments in Lower-Rated and Unrated Instruments. The Strategy may invest in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Strategy's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Strategy may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Strategy may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Strategy.

            In seeking to achieve the Strategy's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Strategy's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Strategy.

            Risks of Investments in Foreign Securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Strategy may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Strategy may invest and could adversely affect the Strategy's assets should these conditions or events recur.


            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Strategy. Certain countries in which the Strategy may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.


            Certain countries other than those on which the Strategy may focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by the Strategy could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Strategy's NAV may also be affected by changes in the rates or methods of taxation applicable to the Strategy or to entities in which the Strategy has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Strategy will not be subject to change.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. The Strategy is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Strategy. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Strategy makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Strategy from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by the Strategy in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the Commodity Futures Trading Commission or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Strategy could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Strategy will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Strategy is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Strategy.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            Foreign Currency Transactions. The Strategy may invest, sometimes substantially, in securities denominated in foreign currencies and a corresponding portion of the Strategy's revenues will be received in such currencies. In addition, the Strategy may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Strategy's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Strategy's income. The Strategy will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Strategy has this ability, there is no certainty as to whether, and to what extent, the Strategy will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Strategy NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Strategy's total assets adjusted to reflect the Strategy's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Strategy will be more susceptible to the risk of adverse economic and political developments within those countries.

            The Strategy will incur costs in connection with conversions between various currencies. The Strategy may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Strategy receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if the Strategy has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

            If the value of the foreign currencies in which the Strategy receives income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if the Strategy has insufficient cash in U.S. Dollars to meet the distribution requirements that the Strategy must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Strategy may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.

Additional Risks of Options on Forward Currency Exchange Contracts and Options on Foreign Currencies
------------------------------------------------------------------------------

            Unlike transactions entered into by the Strategy in futures contracts, options on foreign currencies and forward currency exchange contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise. In addition, options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Strategy's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

Use of Leverage
---------------

            The Strategy may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Strategy uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Strategy's shareholders. These include a higher volatility of the Strategy's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Strategy is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Strategy's shareholders to realize higher current net income than if the Strategy were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Strategy's investment portfolio, or exceed it, the benefit to the Strategy's shareholders will be reduced or result in a lower rate of return than if the Strategy were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Strategy were not leveraged. In an extreme case, if the Strategy's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments, thereby reducing the NAV of the Strategy's shares.

Fundamental Investment Policies
-------------------------------

            The following investment restrictions may not be changed without approval by the vote of a majority of the Strategy's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Strategy represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Strategy, whichever is less.

            As a matter of fundamental policy, the Strategy may not:

                  (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                  (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                  (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                  (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

                  (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

                  (f) act as an underwriter of securities, except that the Strategy may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act.

            The Strategy is non-diversified as that term is described in the 1940 Act. This means that the Strategy is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Strategy intends to limit its investments so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Strategy of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes." To so qualify, among other requirements, the Strategy will limit its investments, so that, at the close of each quarter of the taxable, year, (i) not more than 25% of the Strategy's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in securities of a single issuer and the Strategy will not own more than 10% of the outstanding voting securities of a single issuer. The Strategy's investments in U.S. Government securities are not subject to these limitations.

Non-Fundamental Investment Policy
---------------------------------

            The following is a description of an operating policy that the Strategy has adopted but that is not fundamental and is subject to change without shareholder approval.

            The Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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                           MANAGEMENT OF THE STRATEGY

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Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategy under the supervision of the Board (see "Management of the Strategy" in the Prospectus). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2009, totaling approximately $496 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            As of December 31 , 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".

            As of December 31, 2009, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                  AXA and its subsidiaries            61.6%
                  Holding                             36.5
                  Unaffiliated holders                 1.9
                                                    ------
                                                     100.0%
                                                    ======

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.1% economic interest in the Adviser as of December 31, 2009.


            AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of AXA Financial.

            The Adviser provides office space, investment advisory, administrative and clerical services, and order placement facilities for the Strategy and pays all compensation of Directors and officers who are affiliated persons of the Adviser.


            The Strategy has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .75 of 1% of the Strategy's average net assets. The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through October 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in the "Fees and Expenses of the Strategy" at the beginning of the Prospectus. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the net fee percentages set forth in the "Fees and Expenses of the Strategy" or cause the total of the payments to exceed the Strategy's total initial offering expenses.


            The Adviser has not received advisory fees from the Strategy because the Strategy has not yet commenced operations.

            The Adviser is, under the Strategy's Advisory Agreement, responsible for any expenses incurred by the Strategy in promoting the sale of Strategy shares (other than the portion of the promotional expenses borne by the Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing and mailing Strategy prospectuses and other reports to shareholders and all expenses and fees related to proxy solicitations and registrations and filings with the Commission and with state regulatory authorities).

            The Strategy has, under its Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Strategy by the Adviser, the Strategy may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Strategy at cost and the payments therefore must be specifically approved by the Board. The Strategy has not yet paid the Adviser in respect of such services because the Strategy has not yet commenced operations.


            The Strategy's Advisory Agreement became effective on March 8, 2010. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on February 3-5, 2010. At a meeting held on March 5, 2010, a majority of the outstanding voting securities of the Strategy approved the Advisory Agreement.


            The Strategy's Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Directors or by a majority vote of the holders of the outstanding voting securities of the Strategy, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party.

            The Strategy's Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the Strategy's outstanding voting securities or by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all registered closed-end investment companies.


Additional Information About the Strategy's Portfolio Managers
--------------------------------------------------------------

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY


            The management of, and investment decisions for, the Strategy's portfolio are made by the Adviser's Multi-Asset Inflation Strategy Team. Andrew
W. Demakis, Joshua B. Lisser, Teresa Marziano, Jonathan E. Ruff and Greg J. Wilensky are the investment professionals(1) primarily responsible for the day-to-day management of the Strategy's portfolio. For additional information about the portfolio management of the Strategy, see "Management of the Strategy
- Portfolio Managers" in the Strategy's prospectus.


--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            As of October 31, 2009, employees of the Adviser had approximately $738,172,244 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategy, other pooled investment vehicles and other accounts over which the Portfolio Mangers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2009.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)
--------------------------------------------------------------------------------

                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Andrew W. Demakis       None                   None        None             None
--------------------------------------------------------------------------------
Joshua B. Lisser          80        $37,461,000,000        None             None
--------------------------------------------------------------------------------
Teresa Marziano            2         $2,050,000,000        None             None
--------------------------------------------------------------------------------
Jonathan E. Ruff        None                   None        None             None
--------------------------------------------------------------------------------
Greg J. Wilensky          29        $12,579,000,000          1       $13,000,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Andrew W. Demakis         10         $2,143,000,000       None              None
--------------------------------------------------------------------------------
Joshua B. Lisser         504        $16,210,000,000         17      $613,000,000
--------------------------------------------------------------------------------
Teresa Marziano            2         $2,050,000,000       None              None
--------------------------------------------------------------------------------
Jonathan E. Ruff        None                   None       None              None
--------------------------------------------------------------------------------
Greg J. Wilensky          13         $1,373,000,000          1      $169,000,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------


                                                                  Total
                                                   Number of      Assets of
                      Total                        Other          Other
                      Number of                    Accounts       Accounts
                      Other       Total Assets of  Managed with   with
                      Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager     Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Andrew W. Demakis     None                   None       None                None
--------------------------------------------------------------------------------
Joshua B. Lisser       228        $47,786,000,000         23      $3,821,000,000
--------------------------------------------------------------------------------
Teresa Marziano          4           $327,000,000       None                None
--------------------------------------------------------------------------------
Jonathan E. Ruff      None                   None       None                None
--------------------------------------------------------------------------------
Greg J. Wilensky        99         $7,068,000,000          3        $696,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

            To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

            (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Adviser expects that all deferred awards will be in the form of the Adviser's publicly traded equity securities.(2)

--------
(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

            (v) Compensation under the Adviser's Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

Board of Directors Information
------------------------------

            The business and affairs of the Strategy are managed under the direction of the Directors. Certain information concerning the Directors is set forth below.

                                                              PORTFOLIOS    OTHER
                             PRINCIPAL                        IN FUND       DIRECTORSHIPS
NAME, ADDRESS,* AGE          OCCUPATION(S) DURING             COMPLEX       HELD BY
AND                          PAST 5 YEARS AND OTHER           OVERSEEN BY   DIRECTOR IN
(YEAR ELECTED**)             RELEVANT QUALIFICATIONS***       DIRECTOR      PAST 5 YEARS
----------------             --------------------------       --------      ------------
DISINTERESTED DIRECTORS

Chairman of the Board


William H. Foulk, Jr., #,+   Investment Adviser and an        90            None
77                           Independent Consultant
(1998)                       since prior to 2005.
                             Previously, he was Senior
                             Manager of Barrett
                             Associates, Inc., a
                             registered investment
                             adviser.  He was formerly
                             Deputy Comptroller and
                             Chief Investment Officer
                             of the State of New York
                             and, prior thereto, Chief
                             Investment Officer of the
                             New York Bank for
                             Savings. Mr. Foulk has
                             served as a director or
                             trustee of various
                             AllianceBernstein Funds
                             since 1983 and has been
                             Chairman of the
                             AllianceBernstein Funds
                             and of the Independent
                             Directors Committee of
                             such Funds since 2003. He
                             is also active in a
                             number of mutual fund
                             related organizations and
                             committees.

John H. Dobkin, #            Independent Consultant           88            None
67                           since prior to 2005.
(1998)                       Formerly, President of Save
                             Venice, Inc. (preservation
                             organization) from 2001 -
                             2002, Senior Advisor from
                             June 1999 - June 2000 and
                             President of Historic
                             Hudson Valley (historic
                             preservation) from December
                             1989 - May 1999.
                             Previously, Director of the
                             National Academy of Design.
                             He has served as a director
                             or trustee of various
                             AllianceBernstein Funds
                             since 1992, and as Chairman
                             of the Audit Committees of
                             a number of such Funds from
                             1992-2008.

Michael J. Downey, #         Private Investor since           88            Asia Pacific Fund,
65                           prior to 2005.  Formerly,                      Inc., The Merger
(2005)                       managing partner of                            Fund since prior
                             Lexington Capital, LLC                         to 2005 and
                             (investment advisory                           Prospect Acquisition
                             firm) from December 1997                       Corp. (financial
                             until December 2003.                           services) since
                             From 1987 until 1993,                          prior to 2005
                             Chairman and CEO of                            until 2009
                             Prudential Mutual Fund
                             Management. Director of
                             the Prudential Mutual
                             Funds, and member of the
                             Executive Committee of
                             Prudential Securities
                             Inc. Mr. Downey has
                             served as a director or
                             trustee of the
                             AllianceBernstein Funds
                             since 2005.

D. James Guzy, #             Chairman of the Board of         88            Cirrus Logic
73                           PLX Technology                                 Corporation
(2005)                       (semi-conductors) and of                       (semi-conductors)
                             SRC Computers Inc., with
                             which he has been
                             associated since prior to
                             2005.  He was a director of
                             the Intel Corporation
                             (semi-conductors) from 1968
                             until 2008, and served as
                             Chairman of the Finance
                             Committee of such company
                             from 1982 to May 2008. Mr.
                             Guzy has served as a
                             director of one or more of
                             the AllianceBernstein Funds
                             since 1982.

Nancy P. Jacklin, #          Professorial Lecturer at the     88            None
61                           Johns Hopkins School of
(2006)                       Advanced International Studies
                             since 2008.  Formerly, U.S.
                             Executive Director of the
                             International Monetary Fund
                             (December 2002-May 2006);
                             Partner, Clifford Chance
                             (1992-2002); Sector
                             Counsel, International
                             Banking and Finance, and
                             Associate General Counsel,
                             Citicorp (1985-1992);
                             Assistant General Counsel
                             (International), Federal
                             Reserve Board of Governors
                             (1982-1985); and Attorney
                             Advisor, U.S. Department of
                             the Treasury (1973-1982).
                             Member of the Bar of the
                             District of Columbia and of
                             New York; and member of the
                             Council on Foreign Relations.
                             Ms. Jacklin has served as
                             a director or trustee of
                             the AllianceBernstein
                             Funds since 2006.

Garry L. Moody, #            Independent Consultant.          87            None
57                           Formerly, Partner, Deloitte
(2008)                       & Touche LLP (1995-2008)
                             where he held a number of
                             senior positions, including
                             Vice Chairman, and U.S. and
                             Global Managing Partner;
                             President, Fidelity
                             Accounting and Custody
                             Services Company
                             (1993-1995); and Partner,
                             Ernst & Young LLP
                             (1975-1993). He is also a
                             member of the Governing
                             Council of the Independent
                             Directors Committee
                             (organization of
                             independent directors of
                             mutual funds). Mr. Moody
                             has served as a director or
                             trustee, and as Chairman of
                             the Audit Committee, of
                             most of the
                             AllianceBernstein Funds
                             since 2008.

Marshall C. Turner, Jr., #   Private Investor since           88            Xilinx, Inc.
68                           prior to 2005. Interim CEO                     (programmable logic
(2005)                       of MEMC Electronic                             semi-conductors) and
                             Materials, Inc.                                MEMC Electronic
                             (semi-conductor and solar                      Materials, Inc.
                             cell substrates) from                          (semi-conductor and
                             November 2008 until March                      solar cell substances)
                             2, 2009.  He was Chairman                      since prior to 2005
                             and CEO of Dupont
                             Photomasks, Inc.
                             (components of
                             semi-conductor
                             manufacturing), 2003 -
                             2005, and President and
                             CEO, 2005 - 2006, after the
                             company was renamed Toppan
                             Photomasks, Inc. Mr. Turner
                             has extensive experience in
                             venture capital investing
                             including prior service as
                             general partner of three
                             institutional venture
                             capital partnerships, and
                             serves on the boards of a
                             number of education and
                             science-related non-profit
                             organizations. Mr. Turner
                             has served as a director or
                             trustee of one or more of
                             the AllianceBernstein Funds
                             since 1992.

Earl D. Weiner, #            Of Counsel, and Partner          88            None
70                           prior to January 2007, of
(2007)                       the law firm Sullivan &
                             Cromwell LLP, and member of
                             ABA Federal Regulation of
                             Securities Committee Task
                             Force to draft Fund
                             Director's Guidebook. He
                             also served as a director
                             or trustee of a various
                             non-profit organizations
                             and has served as Chairman
                             or Vice Chairman of a
                             number of them. He has
                             served as a director or
                             trustee of the
                             AllianceBernstein Funds
                             since 2007.


--------


*     The address for each of the Directors is c/o AllianceBernstein L.P.,
      Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Directors.
*** The information above includes each Director's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director's qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.
+     Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.



            The management of the business and affairs of the Fund is overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Only one of the Directors is an Interested Director. Certain information concerning the Fund's governance structure and each Director is set forth below.

             Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and would conduct a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

             The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, that each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a trustee of the Fund, is provided in the table above.

             The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser other service providers, counsel and Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having special expertise or experience and shall note be deemed to impose any greater responsibility or liability on any Director of on the Board by reason thereof.

             Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the 1940 Act, applicable state and other laws, and the Fund's charter. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees
- and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

             An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

             Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

             Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser and representatives of various internal committees of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

             Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

            The Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above. None of these Committees have met in connection with the Strategy because it only recently commenced operations except the Independent Directors Committee met on January 4, 2010 to approve the Advisory and Distribution Services Agreements for the Strategy.


            The function of the Audit Committee is to assist the Board in its oversight of the Strategy's financial reporting process. The Audit Committee has not yet met.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee has not yet met.

            The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Strategy's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Strategy not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Strategy did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Strategy begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Strategy (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Strategy to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Strategy; (v) the class or series and number of all shares of the Strategy owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Strategy's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Strategy, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategy made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee has not yet met.


            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements and any other matter where separate consideration by the Independent Directors is required or deemed desirable. The Independent Directors Committee met on January 4, 2010.


            The dollar range of the Strategy's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

                                                          AGGREGATE DOLLAR
                                    DOLLAR RANGE          RANGE OF EQUITY
                                    OF EQUITY             SECURITIES IN THE
                                    SECURITIES IN         ALLIANCEBERNSTEIN
                                    THE STRATEGY AS OF    FUND COMPLEX AS OF
                                    DECEMBER 31, 2009     DECEMBER 31, 2009
                                    ------------------    ------------------


John H. Dobkin                       None                 Over $100,000
Michael J. Downey                    None                 Over $100,000
William H. Foulk, Jr.                None                 Over $100,000
D. James Guzy                        None                 Over $100,000
Nancy P. Jacklin                     None                 Over $100,000
Garry L. Moody                       None                 Over $100,000
Marshall C. Turner, Jr.              None                 Over $100,000
Earl D. Weiner                       None                 Over $100,000


Officer Information
-------------------

            Certain information concerning the Strategy's officers is set forth below.

NAME, ADDRESS,*       POSITION(S) HELD        PRINCIPAL OCCUPATION
AND AGE               WITH FUND               DURING PAST 5 YEARS
-------               ----------------        --------------------


Robert M. Keith,      President and Chief     Executive Vice President of the
49                    Executive Officer       Adviser** and Head of
                                              AllianceBernstein Investments,
                                              Inc. ("ABI") since July 2008;
                                              Director and President of the
                                              AllianceBernstein Mutual Funds.
                                              Previously, he served as Executive
                                              Managing Director of ABI from
                                              December 2006 to June 2008. Prior
                                              to joining ABI in 2006, Executive
                                              Managing Director of Bernstein
                                              Global Wealth Management, and
                                              prior thereto, Senior Managing
                                              Director and Global Head of Client
                                              Service and Sales of
                                              AllianceBernstein's institutional
                                              investment management business
                                              since 2004. Prior thereto,
                                              Managing Director and Head of
                                              North America Client Service and
                                              Sales in AllianceBernstein's
                                              institutional investment
                                              management business, with which he
                                              had been associated since prior to
                                              2005.

Philip L. Kirstein,   Senior Vice President   Senior Vice President and
64                    and Independent         Independent Compliance Officer of
                      Compliance Officer      the AllianceBernstein Funds, with
                                              which he has been associated since
                                              October 2004. Prior thereto, he
                                              was Of Counsel to Kirkpatrick &
                                              Lockhart, LLP from October 2003 to
                                              October 2004, and General Counsel
                                              of Merrill Lynch Investment
                                              Managers, L.P. since prior to
                                              2005.

Emilie D. Wrapp,      Secretary               Senior Vice President, Assistant
54                                            General Counsel and Assistant
                                              Secretary of ABI,** with which she
                                              has been associated since prior to
                                              2005.

Joseph J. Mantineo,   Treasurer and Chief     Senior Vice President of ABIS,**
50                    Financial Officer       with which he has been associated
                                              since prior to 2005.

Phyllis Clarke,       Controller              Vice President of ABIS,** with
48                                            which she has been associated
                                              since prior to 2005.

Andrew W. Demakis,    Vice President          Senior Vice President of the
46                                            Adviser,** with which he has been
                                              associated since prior to 2005.

Joshua B. Lisser,     Vice President          Senior Vice President of the
43                                            Adviser,** with which he has been
                                              associated since prior to 2005.

Teresa Marziano,      Vice President          Senior Vice President of the
55                                            Adviser,** with which she has been
                                              associated since prior to 2005.

Jonathan E. Ruff,     Vice President          Senior Vice President of the
39                                            Adviser,** with which he has been
                                              associated since prior to 2005.

Greg J. Wilensky,     Vice President          Senior Vice President of the
42                                            Adviser,** and Director of Stable
                                              Value Investments, with which he
                                              has been associated since prior to
                                              2005.


--------
* The address for each of the Strategy's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Strategy.


            The Strategy does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Strategy. The estimated aggregate compensation that will be paid by the Strategy to each of the Directors during its fiscal year ended October 31, 2010, the aggregate compensation paid to each of the Directors during calendar year 2009 by the AllianceBernstein Fund Complex, and the total number of registered investment companies in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Strategy nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Certain of the Directors are directors or trustees of one or more other registered investment companies in the AllianceBernstein Fund Complex.


ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

                                                               Total Number        Total
                                                               of Investment       Number of
                                                               Companies           Investment
                                                               in the              Portfolios within
                                                               AllianceBernstein   the
                                           Total               Fund                AllianceBernstein
                                           Compensation        Complex,            Fund Complex,
                                           from the            Including the       Including the
                                           AllianceBernstein   Fund, as to         Fund, as to
                                           Fund                which the           which the
                          Aggregate        Complex,            Director is         Director is
Name of Director          Compensation     Including the       a Director          a Director
of the Fund               from the Fund*   Fund                or Trustee          or Trustee
-----------------         --------------   -----------------   -----------------   ----------------


John H. Dobkin            $5,594           $242,200                     32                 88
Michael J. Downey         $5,594           $241,000                     32                 88
William H. Foulk, Jr.     $10,467          $484,400                     34                 90
D. James Guzy             $5,594           $241,000                     32                 88
Nancy P. Jacklin          $5,594           $242,200                     32                 88
Garry L. Moody            $6,391           $270,200                     31                 87
Marshall C. Turner, Jr.   $5,594           $242,200                     32                 88
Earl D. Weiner            $6,013           $260,200                     32                 88


--------

* Estimated compensation that will be paid by the Fund during the period March 8, 2010 through October 31,2010.

            As of December 31,2009, the Directors and officers as a group owned less than 1% of the shares of the Strategy.


--------------------------------------------------------------------------------

                            EXPENSES OF THE STRATEGY

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------


            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Strategy's shares and to permit the Strategy to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class C shares, Class 1 shares, Class 2 shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Strategy as accrued. The distribution services fees attributable to the Class C, Class 1, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class C shares and distribution services fees on the Class 1, Class R and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Strategy's shares.

            With respect to Class A shares of the Strategy, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Strategy in subsequent fiscal years. ABI's compensation with respect to Class C, Class 1, Class R and Class K shares under the Rule 12b-1 Plan of the Fund is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C shares, Class 1 shares, Class R shares and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            Each Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, each Agreement was approved for another annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, at their meetings held on February 3-5, 2010.


            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class C, Class 1, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to ABI with respect to that class, and (ii) the Strategy would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class 1, Class 2, Class R, Class K, Class I and Advisor Class shares of the Strategy, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class C shares is higher than the transfer agency fee with respect to the Class A, Class 1, Class 2, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class C CDSCs. The Strategy have not yet paid ABIS pursuant to the Transfer Agency Agreement because the Strategy has yet to commence operations.

            ABIS acts as the transfer agent for the Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

            Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategy often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategy, ABI and/or the Adviser pays to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategy, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategy, they are included in your Prospectus in the Strategy expense tables under "Fees and Expenses of the Strategy." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Strategy, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategy.

            The Strategy has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how the Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategy's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategy."

General
-------

            Shares of the Strategy are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to private clients ("Private Clients") of Sanford C. Bernstein & Co. LLC ("Bernstein") without any initial sales charge or CDSC ("Class 1 shares"), to institutional clients of the Adviser and Bernstein Private Clients who have at least $3 million in fixed-income assets under management with Bernstein without any initial sales charge or CDSC ("Class 2 shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of the Strategy, except Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategy that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of the Strategy either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategy is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Strategy's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, the Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategy will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Strategy may incur increased administrative and other due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            The Strategy that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV. While there is no assurance, the Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

            A shareholder engaging in a short-term trading strategy may also target the Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage trading strategies.


            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategy should be made for investment purposes only. The Strategy will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategy will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Strategy, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategy may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectuses. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategy applies it surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategy has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If the Strategy detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

            Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

            Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategy and its agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategy will be able to identify these shareholders or curtail their trading practices. In particular, the Strategy may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who affects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

            The Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


            The public offering price of shares of the Strategy is their NAV, plus, in the case of Class A shares, a sales charge. On the Strategy business day on which a purchase or redemption order is received by the Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. The Strategy business day is any day on which the Exchange is open for trading.


            The respective NAVs of the various classes of shares of the Strategy are expected to be substantially the same. However, the NAVs of the Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class 1, Class 2, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Strategy will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Strategy or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.


            Following the initial purchase of Strategy shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on the Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Strategy, the Strategy will not issue stock certificates representing shares of the Strategy. Ownership of the Strategy's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.


            Each class of shares in the Strategy represents an interest in the same portfolio of investments of the Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) Class C and Class R shares each bear the expense of a higher distribution services fee than those borne by Class A, Class 1, Class K and Class I shares and Class 2 and Advisor Class shares do not bear such a fee,
(iii) Class C shares bear higher transfer agency costs than that borne by Class A, Class 1, Class 2, Class R, Class K, Class I shares and Advisor Class shares, and (iv) each of Class A, Class C, Class 1, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law. Each class has different exchange privileges and certain different shareholder service options available.


            The Directors have determined that currently no conflict of interest exists between or among the classes of shares of the Strategy. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements
- Group Retirement Plans and Tax-Deferred Accounts" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategy, the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.


            Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a one-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.


            The Strategy has not yet paid underwriting commission with respect to shares of the Strategies because the Strategy has not yet commenced operations.

            Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                 Discount or
                                   As %          As %            Commission
                                  of Net        of the          to Dealers or
                                  Amount        Public         Agents of up to
Amount of Purchase               Invested   Offering Price   % of Offering Price
------------------               --------   --------------   -------------------

Up to $100,000................    4.44%         4.25%             4.00%
$100,000 up to $250,000.......    3.36          3.25              3.00
$250,000 up to $500,000.......    2.30          2.25              2.00
$500,000 up to $1,000,000*....    1.78          1.75              1.50

--------
*     There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."


            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions and (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC. The Strategy receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares--Sales at NAV. The Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers and present or former Directors or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements--Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a Commission enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Strategy and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

                                                Contingent Deferred Sales Charge
                                               for the Strategy as a % of Dollar
            Year Since Purchase                     Amount Subject to Charge
            -------------------                     ------------------------

            First                                            4.00%
            Second                                           3.00%
            Third                                            2.00%
            Fourth                                           1.00%
            Fifth and thereafter                              None

            In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategy in connection with the sale of Strategy shares, such as the payment of compensation to selected dealers and agents for selling Strategy shares. The combination of the CDSC and the distribution services fee enables the Strategy to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Strategy or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, (vii) for permitted exchanges of shares, or
(viii) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check.


            Class 1 Shares. Class 1 shares are offered only to Bernstein Private Clients. Class 1 shares incur a .25% distribution services fee and thus have a lower expense ratio and pay correspondingly higher dividends than Class 1 shares and Class C shares.Class 2 Shares. Class 2 shares are offered only to institutional clients of the Adviser and Private Clients who have at least $3 million in fixed-income assets under management with Bernstein after giving effect to their investment in the Strategy. Class 2 shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C and Class 1 shares.Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly higher dividends than Class A, Class K and Class I shares.


            Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and (i) thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

            Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

            Advisor Class Shares. Advisor Class shares of the Strategy may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class 1, Class R or Class K shares.

Alternative Purchase Arrangements--Group Retirement Plans and Tax-Deferred Accounts
--------------------------------------------------------------------------

            The Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Strategy. In order to enable participants investing through group retirement plans to purchase shares of the Strategy, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the prospectus and this SAI. The Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 plan.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Strategy's share class eligibility criteria before determining whether to invest.

            Currently, the Strategy makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs
-------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Strategy is not notified that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Strategy into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AllianceBernstein Mutual Funds include:


AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein 2000 Retirement Strategy
-AllianceBernstein 2005 Retirement Strategy
-AllianceBernstein 2010 Retirement Strategy
-AllianceBernstein 2015 Retirement Strategy
-AllianceBernstein 2020 Retirement Strategy
-AllianceBernstein 2025 Retirement Strategy
-AllianceBernstein 2030 Retirement Strategy
-AllianceBernstein 2035 Retirement Strategy
-AllianceBernstein 2040 Retirement Strategy
-AllianceBernstein 2045 Retirement Strategy
-AllianceBernstein 2050 Retirement Strategy
-AllianceBernstein 2055 Retirement Strategy
-U.S. Large Cap Fund
AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Bond Inflation Strategy
-AllianceBernstein Intermediate Bond Fund
-AllianceBernstein Municipal Bond Inflation Strategy AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Small Cap Growth Fund
-AllianceBernstein U.S. Strategic Research Portfolio AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Diversified Yield Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc. -AllianceBernstein High Income Municipal Portfolio
-California Portfolio
-National Portfolio
-New York Portfolio
AllianceBernstein Municipal Income Fund II
-Arizona Portfolio
-Massachusetts Portfolio
-Michigan Portfolio
-Minnesota Portfolio
-New Jersey Portfolio
-Ohio Portfolio
-Pennsylvania Portfolio
-Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
-AllianceBernstein Global Value Fund
-AllianceBernstein International Value Fund
-AllianceBernstein Small/Mid Cap Value Fund
-AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
-AllianceBernstein Balanced Wealth Strategy
-AllianceBernstein Growth Fund
-AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Conservative Wealth Strategy
Sanford C. Bernstein Fund, Inc.
-AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio
  -AllianceBernstein International Portfolio
  -AllianceBernstein Overlay A Portfolio
  -AllianceBernstein Overlay B Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Aware Overlay A Portfolio -AllianceBernstein Tax-Aware Overlay B Portfolio -AllianceBernstein Tax-Aware Overlay C Portfolio -AllianceBernstein Tax-Aware Overlay N Portfolio
-AllianceBernstein Tax-Managed International Portfolio


            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right Of Accumulation). An investor's purchase of additional Class A shares of the Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

            (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Strategy worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Strategy or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Strategy or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Strategy, the investor and the investor's spouse or domestic partner each purchase shares of the Strategy worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Strategy or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Strategy at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Strategy pursuant to the Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of the Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Strategy automatically reinvested in additional shares of the Strategy.

            Shares of the Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Strategy.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Strategy. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategy. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategy may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class 1 shares up to 100% of the Rule 12b-1 fee applicable to Class 1 shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class 1 shares.

            In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Strategy, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     upfront sales commissions;

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing sub-accounting or shareholder servicing.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Strategy and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategy - Transfer Agency Agreement" above. These expenses paid by the Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategy - Annual Strategy Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategy, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


      Ameriprise Financial Services
      AXA Advisors
      Bank of America
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Citigroup Global Markets
      Commonwealth Financial Network
      Donegal Securities
      ING Advisors Network
      LPL Financial Corporation
      Merrill Lynch
      Morgan Stanley and Co. Incorporated
      Northwestern Mutual Investment Services
      Raymond James
      RBC Capital Markets Corporation
      Robert W. Baird
      Sage Point Financial, Inc.
      UBS AG
      UBS Financial Services
      Wells Fargo Advisors
      Wells Fargo Investments


            Although the Strategy may use brokers and dealers who sell shares of the Strategy to effect portfolio transactions, the Strategy does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategy." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Strategy's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

Redemption
----------

            Subject only to the limitations described below, the Charter of The AllianceBernstein Bond Fund, Inc. requires that the Strategy redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Strategy's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Strategy fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Strategy.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Strategy, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of the Strategy for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The Strategy may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of the Strategy represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.


            Telephone Redemption by Electronic Funds Transfer. The Strategy shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time on the Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. The Strategy shareholder is eligible to request redemption by check of Strategy shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time on the Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.


            Telephone Redemptions--General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategy reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Strategy, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Strategy reasonably believes to be genuine. The Strategy will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Strategy may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time and receive that day's NAV.). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Strategy to ABI either directly or through a financial intermediary. Neither the Strategy nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of the Strategy are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategy and the Strategy may suspend or terminate this practice at any time.

General
-------

            The Strategy reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Strategy recently purchased by check, redemption proceeds will not be made available until the Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategy." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Strategy that are different from those described herein.

Automatic Investment Program
----------------------------


            Investors may purchase shares of the Strategy through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.


Exchange Privilege
------------------

            You may exchange your investment in the Strategy for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for a service in the nature of investment advisory or administrative service may, on a tax-free basis, exchange Class A shares of the Strategy for Advisor Class shares of the Strategy. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption. When redemption occurs, the CDSC applicable to the shares of the AllianceBernstein Mutual Fund you originally purchased for cash is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Strategy for Advisor Class shares of the Strategy, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.


            The Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time on the Strategy business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time on the Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.


            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Strategy reasonably believes to be genuine. The Strategy will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------


            Each shareholder of the Strategy receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategy' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


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                                NET ASSET VALUE

--------------------------------------------------------------------------------


            The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Strategy on the Strategy business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Strategy's per share NAV is calculated by dividing the value of the Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. The Strategy business day is any weekday on which the Exchange is open for trading.


            In accordance with applicable rules under the 1940 Act and the Strategy's pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in good faith by the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board;

            (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

            (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by the Strategy are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

            (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

            (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board.

            The Strategy values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Strategy uses fair value pricing, it may take into account any factors it deems appropriate. The Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            The Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to the Board's oversight, the Board has delegated responsibility for valuing the Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

            The Strategy may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Strategy's per share NAV, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class C shares, Class 1 shares, Class 2 shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Strategy in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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            Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Strategy on the outstanding shares of the Strategy will, at the election of each shareholder of the Strategy, be paid in cash or reinvested in additional full and fractional shares of the Strategy. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Strategy at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

            Capital gains realized by the Strategy during the Strategy's taxable year will be distributed; however, the Strategy may retain any long-term capital gains realized by the Strategy if this is determined by the Directors to be in the best interests of the Strategy. Dividends paid by the Strategy, if any, with respect to Class A and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class C shares will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Strategies and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Strategies, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

            General. The Strategy intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Strategy must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Strategy's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Strategy's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategy's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Strategy's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Strategy controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.


            If the Strategy qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.





            The Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Strategy is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Strategy that is subject to corporate income tax will be considered to have been distributed by the Strategy during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Strategy on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Strategy and assumes that the Strategy qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Strategy, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

            Dividends and Distributions. The Strategy intends to make timely distributions of the Strategy's taxable income (including any net capital gain) so that the Strategy will not be subject to federal income and excise taxes. Dividends of the Strategy's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Strategy is such that only a small portion, if any, of the Strategy's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from the Strategy may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets), if paid on or before December 31, 2011. A distribution from the Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of this preferential tax rate. To the extent distributions from the Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. The Strategy will notify shareholders as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Strategy. Any dividend or distribution received by a shareholder on shares of the Strategy will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Strategy.


            After the end of the calendar year, the Strategy will notify shareholders of the federal income tax status of any distributions made by the Strategy to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Strategy shares generally will be capital gain or loss if the Strategy shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Strategy for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of the Strategy will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of the Strategy held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.


            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Strategy with his or her correct taxpayer identification number, fails to make required certifications or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. Federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            The backup withholding tax rate will be 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

            Foreign Income Taxes. Investment income received by the Strategy from sources within foreign countriesmay be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Strategy to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets to be invested within various countries is not known.

            If more than 50% of the value of the Strategy's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Strategy may elect to "pass through" to the Strategy's shareholders the amount of foreign income taxes paid by the Strategy. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received) their respective pro - rata shares of foreign taxes paid by the Strategy, (ii) treat their respective pro rata share of such foreign taxes as having been paid by them and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Strategy. A shareholder's foreign tax credit with respect to a dividend received from the Strategy will be disallowed unless the shareholder holds shares in the Strategy on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Strategy's taxable year whether the foreign taxes paid by the Strategy will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

            The Strategy intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Strategy will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Strategy whether the foreign taxes paid by the Strategy will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Strategy's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.


            The federal income tax status of each year's distributions by the Strategy will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United StatesFederal Income Taxation of the Strategy
----------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Strategy with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Strategy will be taxed as a regulated investment company for each of its taxable years.

            Investments in the Wholly-Owned Subsidiary. As described in the Prospectus, the Strategy may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, the Strategy's ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

            A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued several private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked swaps is qualifying income, in certain circumstance. Based on the reasoning in such rulings, the Strategy will seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivative instruments and through investments in its Subsidiary (as discussed below). The Strategy has requested a private letter ruling from the IRS confirming that income derived from the Strategy's investment in the Subsidiary will constitute qualifying income to the Strategy.

            As discussed in "Information about the Strategy and Its Investments
- Investments in the Wholly-Owned Subsidiary," the Strategy intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will be classified as "subpart F income" and also be qualifying income.

            The Subsidiary will be treated as a controlled foreign corporation ("CFC"). The Strategy will be treated as a "U.S. shareholder" of the Subsidiary. As a result, the Strategy will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." The Strategy's recognition of the Subsidiary's "subpart F income" will increase the Strategy's tax basis in the Subsidiary. Distributions by the Subsidiary to the Strategy will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Strategy's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Strategy.

            Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under
Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

            In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

            Based, in part, on Revenue Ruling 2006-31, IRS guidance and advice of counsel, the Strategy will seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivatives and through investments in the Subsidiary. The use of commodity-linked derivative instruments involves specific risks. The Prospectus, under the heading "Additional Information about the Strategy's Risks and Investments - Derivatives" provide further information regarding commodity-linked derivative instruments, including the risks associated with these instruments.


            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Strategy on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Strategy on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. The Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.




            Gain or loss realized by the Strategy on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Strategy upon termination of an option written by the Strategy) from the amount received, if any, for or with respect to the option (including any amount received by the Strategy upon termination of an option held by the Strategy). In general, if the Strategy exercises such an option on a foreign currency, or if such an option that the Strategy has written is exercised, gain or loss on the option will be recognized in the same manner as if the Strategy had sold the option (or paid another person to assume the Strategy's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Stripped-Mortgage Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Strategy) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the Strategy's income as a result of these rules will have been accrued and not actually paid, the Strategy may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.


            Tax Straddles. Any option, futures contract or other position entered into or held by the Strategy in conjunction with any other position held by the Strategy may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Strategy's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Strategy has unrealized gains with respect to the other position in such straddle; (ii) the Strategy's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Strategy which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Strategy all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- Section 988 Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Strategy accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Strategy actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Strategy's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Strategy's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Strategy will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Strategy shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.




The Strategy may be subject to other state and local taxes.


Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Strategy is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from the Strategy is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Strategy attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Strategy will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Strategy attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategy beginning before January 1, 2008 will not be subject to this withholding tax.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of the Strategy attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Strategy. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from the Strategy is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Strategy will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Strategy can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Strategy.


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                             PORTFOLIO TRANSACTIONS

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            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Strategy. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Strategy does not consider sales of shares of the Strategy or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Strategy determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Strategy nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Strategy, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategy. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategy effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

            The extent to which commissions that will be charged by broker-dealers selected by the Strategy may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategy places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Strategy; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategy.

            The Strategy may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Strategy may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Strategy will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Strategy will attempt to negotiate best execution.

            Investment decisions for the Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Strategy and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

            Allocations are made by the officers of the Strategy or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The Strategy may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances the placement of orders with such broker would be consistent with the Strategy's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Strategy), or any affiliated person of such person, to receive a brokerage commission, from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            Many of the Strategy's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Disclosure of Strategy Holdings
-------------------------------

            The Strategy believes that the ideas of the Adviser's investment staff should benefit the Strategy and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategy also believes that knowledge of the Strategy's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Strategy, policies and procedures relating to disclosure of the Strategy's portfolio securities. The policies and procedures relating to disclosure of the Strategy's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Strategy's operation or useful to the Strategy's shareholders without compromising the integrity or performance of the Strategy. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategy and its shareholders) are met, the Strategy does not provide or permit others to provide information about the Strategy's portfolio holdings on a selective basis.


            The Strategy includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Strategy's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Strategy, the market value of the Strategy's holdings, and the percentage of the Strategy's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser posts information about the number of securities the Strategy holds, a summary of the Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding), and a percentage breakdown of the Strategy's investments by credit risk or securities type, as applicable, approximately 30 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


            The Adviser may distribute or authorize the distribution of information about the Strategy's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Strategy. In addition, the Adviser may distribute or authorize distribution of information about the Strategy's portfolio holdings that is not publicly available, on the website or otherwise, to the Strategy's service providers who require access to the information in order to fulfill their contractual duties relating to the Strategy (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Strategy by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about the Strategy's portfolio holdings that is not publicly available to the Strategy's individual or institutional investors or to intermediaries that distribute the Strategy's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about the Strategy's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that the Strategy's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Strategy and is in the best interest of the Strategy's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Strategy's portfolio holdings: (i) the Strategy's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategy's custodian in connection with its custody of the Strategy's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Strategy's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

            The Strategy is a Maryland corporation organized in 2010 under the name "AllianceBernstein Multi-Asset Inflation Strategy."


            The authorized capital stock of the Strategy currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class C Common Stock,3,000,000,000 shares of Class 1 Common Stock, 3,000,000,000 shares of Class 2 Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. All shares of the Strategy when duly issued will be fully paid and non-assessable.


            The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Strategy's assets and, upon redeeming shares, will receive the then current NAV of the Strategy represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategy, and additional classes of shares within the Strategy. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner.

            Each class of shares of the Strategy represents an interest in the same portfolio of investments and has the same rights and is identical in all respects, except that each of Class A and Class C shares of the Strategy bears its own distribution expenses and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Strategy votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Strategy, are entitled to receive the net assets of the Strategy.


            At the close of business on February 26, 2010, there were no shares of common stock of the Strategy outstanding.




Custodian and Accounting Agent
------------------------------

            State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Strategy's custodian for the assets of the Strategy but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Directors, State Street may enter into subcustodial agreements for the holding of the Strategy's foreign securities.

Principal Underwriter
---------------------

            AllianceBernstein Investments, Inc. ("ABI"), an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Strategy, and as such may solicit orders from the public to purchase shares of the Strategy. Under the Distribution Services Agreement, the Strategy has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Strategy offered hereby will be passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------


            Ernst & Young LLP, has been selected as the independent registered public accounting firm for the Strategy.


Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of the Strategy for the fiscal year end is not available because the Strategy has not yet commenced operations.

--------------------------------------------------------------------------------

                                  APPENDIX A:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.    Proxy Policies

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company's shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company's by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients' interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
            it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  Social and Corporate Responsibility

            AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

      3.2.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may reasonably be viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
            (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

      3.3.  Proxies of Certain Non-US Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

      3.4.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.5.  Proxy Voting Records

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

SK 00250 0462 1057974 v2

                                     PART C
                               OTHER INFORMATION

ITEM 28. EXHIBITS:

      (a)   (1)   Articles of Amendment and Restatement to Articles of
                  Incorporation dated February 1, 2006 and filed February 23,
                  2006 - Incorporated by reference to Exhibit (a) to
                  Post-Effective Amendment No. 87 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 2-48227 and
                  811-2383), filed with the Securities and Exchange Commission on January 31, 2007.

            (2) Articles of Amendment to the Articles of Incorporation of the Registrant, dated November 2, 2007 and filed June 18, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 89 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 28, 2009.

            (3) Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 30, 2009 and filed December 3, 2009
                  - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on December 21, 2009.

            (4) Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 17, 2009 and filed December 22, 2009 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 95 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 26, 2010.

      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits of the Registrant's Semi-Annual Report on Form NSAR-A (File No. 811-2383), filed with the Securities and Exchange Commission on May 30, 2006.

      (c)   Not applicable.

      (d)   (1)   Form of Amended Investment Advisory Contract between the
                  Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File
                  Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2007.

            (2) Form of Amended Investment Advisory Contract between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on December 18, 2009.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 65 of the
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  2-48227 and 811-2383), filed with the Securities and Exchange
                  Commission on October 31, 1997.

            (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 31, 1996.

            (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 29, 2003.

            (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2005.

            (5) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2007.

            (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit
                  (e)(6) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2005.

            (8) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (9) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (10) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (11) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(11) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on December 18, 2009.

      (f)   Not applicable.

      (g)   (1)   Custodian Contract between the Registrant and State Street
                  Bank and Trust Company - Incorporated by reference to Exhibit
                  8(a) to Post-Effective Amendment No. 65 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 2-48227 and
                  811-2383), filed with the Securities and Exchange Commission with the Securities and Exchange Commission on October 31,
                  1997.

            (2) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 31, 1996.

      (h)   (1)   Transfer Agency Agreement between Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File
                  Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 31, 1997.

            (2) Form of Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 87 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2007.

            (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to Quality Bond Portfolio - Incorporated by reference to Exhibit (h)(2) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 31, 2005.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) above.

      (n)   (1)   Form of Amended and Restated Rule 18f-3 Plan -
                  Incorporated by reference to Exhibit (n)(3) to the Post-Effective Amendment No. 84 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 2-48227 and
                  811-2383), filed with the Securities and Exchange Commission on January 31, 2005.

            (2) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 92 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on December 18, 2009.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of the Registrant (File
                  Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

            (2)   Code of Ethics for AllianceBernstein L.P. and
                  AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

      Other Exhibits:

                  Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert
                  M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 89 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 28, 2009.

ITEM 29.    Persons Controlled by or under Common Control with the Fund.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Article IX of the Registrant's Amended and Restated By-laws filed as Exhibit (b) and
            Section 10(a) of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.

            The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d) as set forth below.

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

     (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

     (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

      (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

      (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BYLAWS READS AS FOLLOWS:

     To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

     Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 10(a) of the Distribution Services Agreement reads as follows:

     Section 10. Indemnification.

            (a) The Fund agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless form and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement or Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything therein contained by so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Fund's agreement to indemnify the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 10. The Fund will be entitled to assume the defense of any such suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

Section 4 of the Investment Advisory Contract reads as follows:

            4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

            The foregoing summaries are qualified by the entire text of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, Amended and Restated By-laws, the Investment Advisory Contract between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. ("ABI").

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Investment Adviser.

ITEM 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters

            (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:


            AllianceBernstein Balanced Shares, Inc.
            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Cap Fund, Inc.
            AllianceBernstein Core Opportunities Fund, Inc.
            AllianceBernstein Corporate Shares
            AllianceBernstein Diversified Yield Fund, Inc.
            AllianceBernstein Exchange Reserves
            AllianceBernstein Fixed-Income Shares, Inc.
            AllianceBernstein Global Bond Fund, Inc.
            AllianceBernstein Global Growth Fund, Inc.
            AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc.
            AllianceBernstein Greater China '97 Fund, Inc.
            AllianceBernstein Growth and Income Fund, Inc.
            AllianceBernstein High Income Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
            AllianceBernstein International Growth Fund, Inc.
            AllianceBernstein Large Cap Growth Fund, Inc.
            AllianceBernstein Municipal Income Fund, Inc.
            AllianceBernstein Municipal Income Fund II
            AllianceBernstein Short Duration Portfolio(1)
            AllianceBernstein Small/Mid Cap Growth Fund, Inc.
            AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
            AllianceBernstein Utility Income Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Pooling Portfolios
            The AllianceBernstein Portfolios


            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

--------------
(1)   This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.

                             POSITIONS AND          POSITIONS AND
                             OFFICES WITH           OFFICES WITH
NAME                         UNDERWRITER            REGISTRANT
----                         ------------           -----------

Directors
---------

Robert M. Keith              Director and           President and Chief
                             President              Executive Officer

Mark R. Manley               Director and
                             Secretary

Officers
--------

Andrew L. Gangolf            Senior Vice            Assistant Secretary
                             President and
                             Assistant General
                             Counsel

Emilie D. Wrapp              Senior Vice            Secretary
                             President,
                             Assistant General
                             Counsel
                             and Assistant
                             Secretary

Christopher S. Alpaugh       Senior Vice
                             President

Audie G. Apple               Senior Vice
                             President

Kenneth F. Barkoff           Senior Vice
                             President

Steven R. Barr               Senior Vice
                             President and
                             Assistant
                             Secretary

Amy I. Belew                 Senior Vice
                             President

Peter G. Callahan            Senior Vice
                             President

Kevin T. Cannon              Senior Vice
                             President

Russell R. Corby             Senior Vice
                             President

John W. Cronin               Senior Vice
                             President

Richard A. Davies            Senior Vice
                             President

John C. Endahl               Senior Vice
                             President

Adam E. Engelhardt           Senior Vice
                             President

John Edward English          Senior Vice
                             President

Edward J. Farrell            Senior Vice
                             President and
                             Controller

Michael Foley                Senior Vice
                             President

Brian D. Gallary             Senior Vice
                             President

Mark D. Gersten              Senior Vice
                             President

Gunnar Halfdanarson          Senior Vice
                             President

Kenneth L. Haman             Senior Vice
                             President

Joseph P. Healy              Senior Vice
                             President

Mary V. Kralis Hoppe         Senior Vice
                             President

Harold Hughes                Senior Vice
                             President

Scott Hutton                 Senior Vice
                             President

Oscar J. Isoba               Senior Vice
                             President

Robert H. Joseph, Jr.        Senior Vice
                             President and
                             Chief Financial
                             Officer

Ajai M. Kaul                 Senior Vice
                             President

Georg Kyd-Rebenburg          Senior Vice
                             President

Eric L. Levinson             Senior Vice
                             President

James M. Liptrot             Senior Vice
                             President and
                             Assistant
                             Controller
William Marsalise            Senior Vice
                             President

Matthew P. Mintzer           Senior Vice
                             President

Joanna D. Murray             Senior Vice
                             President

Daniel A. Notto              Senior Vice
                             President, Counsel
                             and Assistant
                             Secretary

Jeffrey A. Nye               Senior Vice
                             President

John J. O'Connor             Senior Vice
                             President

Suchet Padhye (Pandurang)    Senior Vice
                             President

Mark A. Pletts               Senior Vice
                             President

Miguel A. Rozensztroch       Senior Vice
                             President

Stephen C. Scanlon           Senior Vice
                             President

John P. Schmidt              Senior Vice
                             President

Gregory K. Shannahan         Senior Vice
                             President

Elizabeth M. Smith           Senior Vice
                             President

Mark Sullivan                Senior Vice
                             President

Peter J. Szabo               Senior Vice
                             President

Joseph T. Tocyloski          Senior Vice
                             President

Suzanne Ton                  Senior Vice
                             President

Derek Yung                   Senior Vice
                             President

Albert J. Angelus            Vice President

Peter J. Barron              Vice President

William G. Beagle            Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Daniel W. Carey              Vice President

Alice L. Chan                Vice President

Laura A. Channell            Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Joseph D. Connell, Jr.       Vice President

Michael C. Conrath           Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Robert J. Cruz               Vice President

Silvio Cruz                  Vice President

John D. Curry                Vice President

Walter F. Czaicki            Vice President

John M. D'Agostino           Vice President

Christine M. Dehil           Vice President

Giuliano De Marchi           Vice President

Darren K. DeSimone           Vice President

Daniel A. Dean               Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Kilie A. Donahue             Vice President

Bradford P. Doninger         Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Daniel Ennis                 Vice President

Michael J. Eustic            Vice President

Hollie G. Fagan              Vice President

Matthew G. Fetchko           Vice President

Michael F. Foy               Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark A. Gessner              Vice President

Mark C. Glatley              Vice President

Roger Goncalves              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

John G. Hansen               Vice President

Terry L. Harris              Vice President

Michael S. Hart              Vice President

Youichi Hashimoto            Vice President

Daniel R. Hemberger          Vice President

Oliver Herson                Vice President

Vincent Huang                Vice President

Anthony D. Ialeggio          Vice President

Eric S. Indovina             Vice President

Kumar Jagdeo II              Vice President

Tina Kao                     Vice President

Julie E. (Gerstmayr) Kelly   Vice President

Matthew L. Joki              Vice President

Hiroshi Kimura               Vice President

Joseph B. Kolman             Vice President

Scott M. Krauthamer          Vice President

Jeffrey J. Lamb              Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Laurel E. Lindner            Vice President

Edward R. Lupo               Vice President

Jennifer L. Magill           Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Osama Mari                   Vice President

Jay G. McAndrew              Vice President

Kevin McGarry                Vice President

Joseph R. McLean             Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

Bart D. Miller               Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Hiroyuki Morishita           Vice President

Troy E. Mosconi              Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Suzanne E. Norman            Vice President

John J. Onofrio              Vice President and
                             Assistant
                             Treasurer

Ian J. O'Brien-Rupert        Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Thomas C. Pfeifer            Vice President

Jeffrey Pietragallo          Vice President

Damien J. Porras             Vice President

Andrew Prescott              Vice President

Joseph J. Proscia            Vice President

John D. Prosperi             Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Heidi A. Richardson          Vice President

James A. Rie                 Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Craig Schorr                 Vice President

Kristin M. Seabold           Vice President

William D. Shockley          Vice President

Praveen K. Singh             Vice President

Karen Sirett                 Vice President

John F. Skaham               Vice President

Laurie L. Snively            Vice President

Orlando Soler                Vice President

Daniel L. Stack              Vice President

Ben H. Stairs                Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Kelly P. Sudafer
(aka Kelly Sudovar)          Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Christopher R. Thabet        Vice President

Jay D. Tini                  Vice President

William Tohme                Vice President

Keri-Ann S. Toritto          Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian G. Wilson          Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Scott D. Zambon              Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Constantin L. Andreae        Assistant Vice
                             President
Steven D. Barbesh            Assistant Vice
                             President

Claudio Roberto Bello        Assistant Vice
                             President

Roy C. Bentzen               Assistant Vice
                             President

Michael A. Bosi              Assistant Vice
                             President

Terence I. Bradford          Assistant Vice
                             President

James M. Broderick           Assistant Vice
                             President

Erik Carell                  Assistant Vice
                             President

Helena Carvalho              Assistant Vice
                             President

Naji Choueri                 Assistant Vice
                             President

Daisy (Sze Kie) Chung        Assistant Vice
                             President

Christine M. Crowley         Assistant Vice
                             President

Jamila Dalia                 Assistant Vice
                             President

Francesca Dattola            Assistant Vice
                             President

Marc J. Della Pia            Assistant Vice
                             President

Michael J. Ferraro           Assistant Vice
                             President

Robert A. Fiorentino         Assistant Vice
                             President

Jose R. Garcia               Assistant Vice
                             President

Michele J. Giangrande        Assistant Vice
                             President

Cecilia N. Gomes             Assistant Vice
                             President

Friederike Grote             Assistant Vice
                             President

Joseph Haag                  Assistant Vice
                             President

Lia A. Horii                 Assistant Vice
                             President

Brian M. Horvath             Assistant Vice
                             President

Sylvia Hsu                   Assistant Vice
                             President

Isabelle Husson              Assistant Vice
                             President

Jang Joong Kim               Assistant Vice
                             President

Junko Kimura                 Assistant Vice
                             President

Amber A. Knighten            Assistant Vice
                             President

Aaron S. Kravitz             Assistant Vice
                             President

Stephen J. Laffey            Assistant Vice         Assistant Secretary
                             President and
                             Counsel

Edward G. Lamsback           Assistant Vice
                             President

Ginnie Li                    Assistant Vice
                             President

Jim Liu                      Assistant Vice
                             President

David Lyons                  Assistant Vice
                             President

Mark J. Maier                Assistant Vice
                             President

Matthew J. Malvey            Assistant Vice
                             President

Francesco Martello           Assistant Vice
                             President

Russell B. Martin            Assistant Vice
                             President

David G. Mitchell            Assistant Vice
                             President

Jennifer A. Mulhall          Assistant Vice
                             President

William N. Parker            Assistant Vice
                             President

Brian W. Paulson             Assistant Vice
                             President

Steven Pavlovic              Assistant Vice
                             President

Pablo Perez                  Assistant Vice
                             President

Anthony W. Piccola           Assistant Vice
                             President

Jared M. Piche               Assistant Vice
                             President

Vinod B. Pittampalli         Assistant Vice
                             President

Cameron V. Polek             Assistant Vice
                             President

Mark A. Quarno               Assistant Vice
                             President

Marc S. Reed                 Assistant Vice
                             President

Jennifer B. Robinson         Assistant Vice
                             President

Jennifer R. Rolf             Assistant Vice
                             President

Michael J. Shavel            Assistant Vice
                             President

Chizu Soga                   Assistant Vice
                             President

Chang Min Song               Assistant Vice
                             President

Susanne Stallkamp            Assistant Vice
                             President

Matthew M. Stebner           Assistant Vice
                             President

Michiyo Tanaka               Assistant Vice
                             President

Miyako Taniguchi             Assistant Vice
                             President

Damaris Torres               Assistant Vice
                             President

Laurence Vandecasteele       Assistant Vice
                             President

Wendy Weng                   Assistant Vice
                             President

Jeffrey Western              Assistant Vice
                             President

William Wielgolewski         Assistant Vice
                             President

Colin T. Burke               Assistant
                             Secretary


      (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                  -----------


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 97 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 4th day of March, 2010.


                                           ALLIANCEBERNSTEIN BOND FUND, INC.


                                           By:  Robert M. Keith*
                                                --------------------
                                                Robert M. Keith
                                                President



      Pursuant to the requirements of the Securities Act of 1933, as amended this Post-Effective Amendment No. 97 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


    Signature                     Title                     Date
   ----------                     ------                    -----

1)  Principal
    Executive Officer


    Robert M. Keith*              President and             March 4, 2010
    ----------------              Chief Executive
    Robert M. Keith               Officer


2)  Principal Financial
    and Accounting Officer


    /s/ Joseph J. Mantineo        Treasurer and             March 4, 2010
    ----------------------        Chief Financial
        Joseph J. Mantineo        Officer


3)  Directors:
    John H. Dobkin*
    Michael J. Downey*
    William H. Foulk, Jr.*
    D. James Guzy*
    Nancy P. Jacklin*
    Garry L. Moody*
    Marshall C. Turner, Jr.*
    Earl D. Weiner*


    *By: /s/ Andrew L. Gangolf                              March 4, 2010
         ---------------------
         Andrew L. Gangolf
         (Attorney-in-fact)

                               Index to Exhibits
                              ------------------

Exhibit No.      Description of Exhibits

(i)              Opinion and Consent of Seward & Kissel LLP

(j)              Consent of Independent Registered Public Accounting Firm







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